EXHIBIT 99.1
                                  ------------
                                                                 Execution Copy

===============================================================================



                       BANC ONE FINANCIAL SERVICES, INC.,
                                   as Seller,


                    BANK ONE, INDIANA, NATIONAL ASSOCIATION,
                               as Master Servicer,


                         MORGAN STANLEY CAPITAL I INC.,
                                  as Depositor,


                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee


                             _______________________


                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1999

                             ______________________


                   Home Equity Loan Asset-Backed Certificates

                                  Series 1999-2


===============================================================================

                                Table of Contents
                                                                           Page
                                                                           ----

                                    ARTICLE I
                                   Definitions
Section 1.01. Definitions.....................................................1
Section 1.02. Interest Calculations..........................................22

                                   ARTICLE II
       Conveyance of Home Equity Loans; Original Issuance of Certificates;
                                 Tax Treatment
Section 2.01. Conveyance of Home Equity Loans................................23
Section 2.02. Acceptance by Trustee..........................................27
Section 2.03. Representations and Warranties of the Depositor................27
Section 2.04. Representations and Warranties Regarding the Seller and
              the Master Servicer............................................29
Section 2.05. Representations and Warranties of the Seller Regarding
              the Home Equity Loans..........................................31
Section 2.06. Substitution of Home Equity Loans..............................37
Section 2.07. Execution and Authentication of Certificates...................38
Section 2.08. Designation of Interests in the REMIC..........................38
Section 2.09. Designation of Start-up Day....................................38
Section 2.10. REMIC Certificate Maturity Date................................38
Section 2.11. Tax Returns and Reports to Certificateholders..................38
Section 2.12. Tax Matters Person.............................................39
Section 2.13. REMIC Related Covenants........................................39

                                   ARTICLE III
                Administration and Servicing of Home Equity Loans
Section 3.01. The Master Servicer............................................42
Section 3.02. Collection of Certain Home Equity Loan Payments................45
Section 3.03. Withdrawals from the Collection Account........................46
Section 3.04. Maintenance of Hazard Insurance; Property Protection
              Expenses.......................................................48
Section 3.05. Maintenance of Mortgage Impairment Insurance...................48
Section 3.06. Fidelity Bond..................................................48
Section 3.07. Management and Realization Upon Defaulted Home Equity Loans....49
Section 3.08. Trustee to Cooperate...........................................50
Section 3.09. Servicing Compensation; Payment of Certain Expenses by
              Master Servicer................................................51
Section 3.10. Annual Statement as to Compliance..............................51
Section 3.11. Annual Servicing Report........................................52
Section 3.12. Access to Certain Documentation and Information Regarding
              the Home Equity Loans..........................................52
Section 3.13. Reports of Foreclosures and Abandonments of Mortgaged
              Properties, Returns Relating to Mortgage Interest Received
              from Individuals and Returns Relating to Cancellation of
              Indebtedness...................................................52
Section 3.14. Advances by the Master Servicer................................52
Section 3.15. Superior Liens.................................................53
Section 3.16. Assumption Agreements..........................................53
Section 3.17. Payment of Taxes, Insurance and Other Charges..................54
Section 3.18. Compensating Interest..........................................54

                                   ARTICLE IV
                        The Certificate Insurance Policy
Section 4.01. The Certificate Insurance Policy...............................55
Section 4.02. Claims Upon the Certificate Insurance Policy...................55

                                    ARTICLE V
   Payments and Statements to Certificateholders; Rights of Certificateholders
Section 5.01. Distributions..................................................57
Section 5.02. Statements.....................................................59
Section 5.03. Certificate Account............................................63
Section 5.04. Investment of Accounts.........................................63

                                   ARTICLE VI
                                The Certificates
Section 6.01. The Certificates...............................................65
Section 6.02. Registration of Transfer and Exchange of Certificates..........65
Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates..............70
Section 6.04. Persons Deemed Owners..........................................71
Section 6.05. Appointment of Paying Agent....................................71

                                   ARTICLE VII
                The Seller, the Master Servicer and the Depositor
Section 7.01. Liability of the Seller, the Master Servicer and
              the Depositor..................................................72
Section 7.02. Merger or Consolidation of, or Assumption of the
              Obligations of, the Seller, the Master Servicer, or
              the Depositor..................................................72
Section 7.03. Limitation on Liability of the Master Servicer and
              Others.........................................................72
Section 7.04. Master Servicer Not to Resign..................................73
Section 7.05. Delegation of Duties...........................................73
Section 7.06. Indemnification of the Trust by the Master Servicer............74
Section 7.07. Inspection.....................................................74

                                  ARTICLE VIII
                                     Default
Section 8.01. Servicer Default...............................................75
Section 8.02. Trustee to Act; Appointment of Successor.......................77
Section 8.03. Waiver of Defaults.............................................78
Section 8.04. Notification to Certificateholders.............................78
Section 8.05. Rights of the Certificate Insurer to Exercise Rights of
              Class A Certificateholders.....................................78
Section 8.06. Trustee to Act Solely with Consent of the Certificate
              Insurer........................................................79
Section 8.07. Home Equity Loans, Trust and Accounts Held for Benefit
              of the Certificate Insurer.....................................79
Section 8.08. Certificate Insurer Default....................................79

                                   ARTICLE IX
                                   The Trustee
Section 9.01. Duties of Trustee..............................................81
Section 9.02. Certain Matters Affecting the Trustee..........................82
Section 9.03. Trustee Not Liable for Certificates or Home Equity
              Loans..........................................................86
Section 9.04. Trustee May Own Certificates...................................87
Section 9.05. Trustee Fees and Expenses......................................87
Section 9.06. Eligibility Requirements for Trustee...........................87
Section 9.07. Resignation or Removal of Trustee..............................87
Section 9.08. Successor Trustee..............................................88
Section 9.09. Merger or Consolidation of Trustee.............................89
Section 9.10. Appointment of Co-Trustee or Separate Trustee..................89
Section 9.11. Limitation of Liability........................................90
Section 9.12. Trustee May Enforce Claims Without Possession of
              Certificates; Inspection.......................................91
Section 9.13. Suits for Enforcement..........................................91
Section 9.14. Reports to the Commission......................................91

                                    ARTICLE X
                                   Termination
Section 10.01. Termination...................................................93
Section 10.02. Additional Termination Requirements...........................94

                                   ARTICLE XI
                            Miscellaneous Provisions
Section 11.01. Amendment.....................................................96
Section 11.02. Recordation of Agreement......................................97
Section 11.03. Limitation on Rights of Certificateholders....................97
Section 11.04. Governing Law.................................................98
Section 11.05. Notices.......................................................98
Section 11.06. Severability of Provisions...................................100
Section 11.07. Assignment...................................................100
Section 11.08. Certificates Nonassessable and Fully Paid....................100
Section 11.09. Third-Party Beneficiaries....................................100
Section 11.10. Counterparts.................................................100
Section 11.11. Effect of Headings and Table of Contents.....................100


EXHIBIT A     -   FORM OF REGULAR CERTIFICATE...............................A-1
EXHIBIT B     -   FORM OF CLASS R CERTIFICATE...............................B-1
EXHIBIT C     -   HOME EQUITY LOAN SCHEDULE.................................C-1
EXHIBIT D     -   MONTHLY INFORMATION DELIVERED TO TRUSTEE..................D-1
EXHIBIT E     -   ERISA REPRESENTATION LETTER...............................E-1
EXHIBIT F     -   LETTER OF REPRESENTATIONS.................................F-1
EXHIBIT G     -   FORM OF REQUEST FOR RELEASE...............................G-1
EXHIBIT H     -   FORM OF INVESTMENT LETTER.................................H-1
EXHIBIT I     -   TRANSFER AFFIDAVIT........................................I-1
EXHIBIT J     -   LIST OF SERVICING OFFICERS................................J-1
EXHIBIT K     -   CLOSING LETTER............................................K-1
EXHIBIT L     -   FORM OF CERTIFICATE INSURANCE POLICY......................L-1
EXHIBIT M-1       FORM OF CERTIFICATION AS TO MORTGAGE NOTES..............M-1-1
EXHIBIT M-2       FORM OF INITIAL CERTIFICATION OF TRUSTEE................M-2-1
EXHIBIT M-3       FORM OF FINAL CERTIFICATION OF TRUSTEE..................M-3-1

         This Pooling and Servicing Agreement, dated as of June 1, 1999, among MORGAN STANLEY CAPITAL I INC., as Depositor (the "Depositor"), BANC ONE FINANCIAL SERVICES, INC., as Seller (the "Seller"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, as Master Servicer (the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee").

                                   WITNESSETH

         In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

         Section 1.01. Definitions. Whenever used in this Agreement, the
                       -----------
following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accounts: Collectively, the Collection Account and the Certificate
         --------
Account.

         Affiliate: With respect to any Person, any other Person controlling,
         ---------
controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Agreement: This Pooling and Servicing Agreement and all amendments
         ---------
hereof and supplements and exhibits hereto.

         Appraised Value: The appraised value of the Mortgaged Property used by
         ---------------
the Seller or the originator to underwrite the Home Equity Loan

         Assignment Event: The day following either (i) the occurrence and
         ----------------
continuance of a Servicer Default, (ii) a Rating Downgrade Event, (iii) 30 days after the request of the Certificate Insurer, if in the judgment of the Certificate Insurer, it deems such action necessary to protect its interest, or
(iv) with respect to a particular Home Equity Loan, the occurrence of a foreclosure proceeding or the insolvency of the related Mortgagor.

         Assignment of Mortgage: With respect to any Mortgage, an assignment,
         ----------------------
notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Home Equity Loans secured by Mortgaged Properties located in the same jurisdiction.

         Available Funds:  As to any Distribution Date, the sum of:
         ---------------

              (i) the sum of all amounts described in clauses (i) through (vi) inclusive, of Section 3.02(b) received by the Master Servicer (including any amounts paid by the Master Servicer and the Seller and excluding (a) any amounts not expressly required to be deposited in the Collection Account pursuant to Section 3.02(b) and (b) any amounts paid to the Master Servicer or withdrawn by the Trustee pursuant to Sections 3.03(ii), (iii),
     (iv), (v), (vi), (vii) and (viii) in respect of the Home Equity Loans) during the related Collection Period and deposited into the Collection Account;

              (ii) any Monthly Advance for such Distribution Date deposited in the Certificate Account pursuant to Section 3.14; and

              (iii) any Termination Price with respect to the Home Equity Loans deposited to the Certificate Account pursuant to Section 10.01(a).

No amount included in this definition by virtue of being described by any component of the definition thereof shall be included twice by virtue of also being described by any other component or otherwise.

         BANK ONE: BANK ONE CORPORATION, a Delaware corporation, or any
         --------
successor thereto.

         BIF: The Bank Insurance Fund, as from time to time constituted, created
         ---
under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         Book-Entry Certificate: Any Class of Class A Certificates registered in
         ----------------------
the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a
         ------------
day on which banking institutions in the States of New York, Indiana, Maryland or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

         Certificate:  Any Class A or Class R Certificate.
         -----------

         Certificate Account: The account established by the Trustee pursuant to
         -------------------
Section 5.03. The Certificate Account shall be an Eligible Account.

         Certificate Insurance Policy: The Certificate Guaranty Insurance Policy
         ----------------------------
(No.AB0272BE) with respect to the Class A Certificates and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer to the Trustee for the benefit of the Holders of each Class of Class A Certificates, a copy of which is attached hereto as Exhibit L.

         Certificate Insurer: Ambac Assurance Corporation, or its successor in
         -------------------
interest.

         Certificate Insurer Default: The existence and continuance of any of
         ---------------------------
the following: (a) a failure by the Certificate Insurer to make a payment required under a Certificate Insurance Policy in accordance with its terms; (b) the entry of a decree or order of a court or agency having jurisdiction in respect of the Certificate Insurer in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law appointing a conservator or receiver or liquidator or other similar official of the Certificate Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Certificate Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days; (c) the Certificate Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar proceedings or of relating to the Certificate Insurer or of or relating to all or substantially all of its property; or (d) the Certificate Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         Certificate Owner:  The Person who is the beneficial owner of a
         -----------------
Book-Entry Certificate.

         Certificate Principal Balance: As to any Distribution Date, the sum of
         -----------------------------
the Class Principal Balances of each Class of Class A Certificates immediately prior to such Distribution Date.

         Certificate Rate: With respect to each Class of Class A Certificates,
         ----------------
the per annum rate set forth below:

          Class                            Certificate Rate
          ---------------      ---------------------------------------
          A-1                                   6.46%
          A-2                                   6.69%
          A-3                                   6.94%
          A-4                                   7.10%
          A-5                                   7.31%
          A-6                                   7.50%
          A-7                                   7.18%

         Certificate Register and Certificate Registrar: The register maintained
         ----------------------------------------------
and the registrar appointed pursuant to Section 6.02.

         Certificateholder or Holder: The Person in whose name a Certificate is
         -----------------    ------
registered in the Certificate Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement, (x) any Class of Certificates registered in the name of the Depositor, the Seller, the Master Servicer or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of the Depositor, the Seller or the Master Servicer and (y) any Class of Certificates for which the Depositor, the Seller, the Master Servicer or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of the Depositor, the Seller or the Master Servicer is the Certificate Owner or Holder shall be deemed not to be outstanding (unless to the actual knowledge of a Responsible Officer of the Trustee (i) the Depositor, the Seller or the Master Servicer or such Affiliate is acting as trustee or nominee for a Person who is not an Affiliate of the Depositor, the Seller or the Master Servicer and who makes the voting decision with respect to such Class of Certificates or (ii) the Depositor, the Seller or the Master Servicer or such Affiliate is the Certificate Owner or Holder of all the Certificates of a Class, but only with respect to the Class as to which the Depositor, the Seller or the Master Servicer or such Affiliate owns all the Certificates) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained.

         Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940,
         ----------------
as amended.

         Civil Relief Act Interest Shortfall: With respect to any Distribution
         -----------------------------------
Date, for any Home Equity Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Civil Relief Act, the amount by which (i) interest collectible on such Home Equity Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Home Equity Loan at the Loan Rate net of the Master Servicing Fee Rate for such Home Equity Loan before giving effect to the application of the Civil Relief Act.

         Class: With respect to each of Class A-1, Class A-2, Class A-3, Class
         -----
A-4, Class A-5, Class A-6, Class A-7 and Class R, all of the Certificates of such Class.

         Class A Certificate: Any of the Class A-1, Class A-2, Class A-3, Class
         -------------------
A-4, Class A-5, Class A-6 and Class A-7 Certificates.

         Class A Certificateholder:  A Holder of a Class A Certificate.
         -------------------------

         Class A Interest Shortfall: With respect to any Distribution Date and
         --------------------------
Class of Class A Certificates, the amount, if any, by which the amount distributed to Holders of such Class on such Distribution Date pursuant to
Section 5.01(a)(iii) is less than such Class's Current Monthly Interest Amount.

         Class A-1 Certificate: Any Certificate executed and authenticated by
         ---------------------
the Trustee and substantially in the form attached hereto as Exhibit A and designated as a Class A-1 Certificate pursuant to Section 6.01.

         Class A-2 Certificate: Any Certificate executed and authenticated by
         ---------------------
the Trustee and substantially in the form attached hereto as Exhibit A and designated as a Class A-2 Certificate pursuant to Section 6.01.

         Class A-3 Certificate: Any Certificate executed and authenticated by
         ---------------------
the Trustee and substantially in the form attached hereto as Exhibit A and designated as a Class A-3 Certificate pursuant to Section 6.01.

         Class A-4 Certificate: Any Certificate executed and authenticated by
         ---------------------
the Trustee and substantially in the form attached hereto as Exhibit A and designated as a Class A-4 Certificate pursuant to Section 6.01.

         Class A-5 Certificate: Any Certificate executed and authenticated by
         ---------------------
the Trustee and substantially in the form attached hereto as Exhibit A and designated as a Class A-5 Certificate pursuant to Section 6.01.

         Class A-6 Certificate: Any Certificate executed and authenticated by
         ---------------------
the Trustee and substantially in the form attached hereto as Exhibit A and designated as a Class A-6 Certificate pursuant to Section 6.01.

         Class A-7 Certificate: Any Certificate executed and authenticated by
         ---------------------
the Trustee and substantially in the form attached hereto as Exhibit A and designated as a Class A-7 Certificate pursuant to Section 6.01.

         Class A-7 Pro Rata Principal Amount: For any Distribution Date, an
         -----------------------------------
amount equal to the product of (x) a fraction, the numerator of which is the Class Principal Balance of the Class A-7 Certificates immediately prior to such Distribution Date and the denominator of which is the Certificate Principal Balance immediately prior to such Distribution Date and (y) the Formula Principal Distribution Amount for such Distribution Date.

         Class Interest Distribution: With respect to any Distribution Date and
         ---------------------------
the distributions to each Class of Class A Certificates pursuant to Section 5.01(a)(iii) and (iv), the sum of (i) the applicable Current Monthly Interest Amount for such Class on such Distribution Date, (ii) the applicable Unpaid Interest Shortfall for such Class on such Distribution Date and (iii) the applicable Interest on Unpaid Interest Shortfalls for such Class on such Distribution Date.

         Class Principal Balance: As of any date of determination and Class of
         -----------------------
Class A Certificates, the Original Class Principal Balance for such Class reduced by the aggregate of all amounts previously distributed to the Certificateholders of such Class in respect of principal from the Formula Principal Distribution Amount or any Distributable Excess Spread on all previous Distribution Dates. The Class R Certificate has no Class Principal Balance.

         Class R Certificate: Any Certificate executed and authenticated by the
         -------------------
Trustee substantially in the form set forth in Exhibit B hereto.

         Class R Certificateholder: The Holder of a Class R Certificate.
         -------------------------

         Closing Date: June 17, 1999.
         ------------

         Code: The Internal Revenue Code of 1986, as the same may be amended
         ----
from time to time (or any successor statute thereto).

         Collection Account: The custodial account or accounts created and
         ------------------
maintained pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

         Collection Period: With respect to each Distribution Date, the calendar
         -----------------
month preceding the month in which such Distribution Date occurs.

         Combined Loan-to-Value Ratio or CLTV: With respect to any Home Equity
         ----------------------------    ----
Loan, the ratio, expressed as a percentage, the numerator of which is the Home Equity Loan's original principal balance (including capitalized costs) plus the principal balance of any related senior mortgage loan as of the date of origination of such Home Equity Loan, and the denominator of which is the lesser of (i) the Appraised Value and (ii) the purchase price for the Mortgaged Property if the Mortgaged Property was purchased within twelve months of the time of origination of the Home Equity Loan.

         Commission:  The Securities and Exchange Commission.
         ----------

         Compensating Interest: With respect to any Distribution Date, for those
         ---------------------
Home Equity Loans that were the subject during the related Collection Period of a Principal Prepayment In Full, an amount equal to the lesser of (A) the excess, if any, of (i) 30 days of interest on the Principal Balance of each such Home Equity Loan at the Loan Rate (or at such lower rate as may be in effect for such Home Equity Loan as reduced by any Debt Service Reduction), minus the Master Servicing Fee for such Home Equity Loan over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment In Full, and (B) the aggregate Master Servicing Fee received by the Master Servicer for the related Collection Period.

         Corporate Trust Office: The office of the Trustee at which at any
         ----------------------
particular time its corporate business shall be principally administered, which office on the Closing Date is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113.

         Current Monthly Interest Amount: As to any Distribution Date and Class
         -------------------------------
of Class A Certificates, interest accrued during the related Interest Period at the applicable Certificate Rate on the related Class Principal Balance immediately prior to such Distribution Date, less (A) such Class's pro rata share of any Civil Relief Act Shortfall and less (B) such Class's pro rata share of any Prepayment Interest Shortfall.

         Curtailment: With respect to a Home Equity Loan, any payment of
         -----------
principal received during a Collection Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Collection Period and which is not intended to satisfy the Home Equity Loan in full, nor is intended to cure a delinquency or to be applied for subsequent Monthly Payments as and when the same come due pursuant to directions from the Mortgagor to such effect.

         Cut-Off Date: The commencement of business on June 1, 1999.
         ------------

         Cut-Off Date Pool Principal Balance: $389,058,804.91, which equals the
         -----------------------------------
Pool Principal Balance as of the Cut-Off Date.

         Cut-Off Date Principal Balance: With respect to any Home Equity Loan,
         ------------------------------
the unpaid principal balance thereof as of the Cut-Off Date (or as of the applicable date of substitution with respect to an Eligible Substitute Home Equity Loan pursuant to Section 2.02 or 2.05).

         Debt Service Reduction: As to any Home Equity Loan and any
         ----------------------
Determination Date, the excess of (i) the scheduled installment of principal and interest due each month under the terms of such Home Equity Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

         Defective Home Equity Loan: Any Home Equity Loan subject to repurchase
         --------------------------
or substitution by the Seller pursuant to Section 2.02 or 2.05.

         Deficiency Amount: As defined in the Certificate Insurance Policy.
         -----------------

         Definitive Certificates: As defined in Section 6.02(c).
         -----------------------

         Deposit Event: The lowering of the Master Servicer's short-term debt
         -------------
rating below "P-1" by Moody's or "A-1" by S&P.

         Depositor: Morgan Stanley Capital I Inc., a Delaware corporation, or
         ---------
any successor thereto.

         Depository: The initial Depository shall be The Depository Trust
         ----------
Company, the nominee of which is Cede & Co., as the registered Holder of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the UCC of the State of New York.

         Depository Participant: A broker, dealer, bank or other financial
         ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: With respect to any Distribution Date, the
         ------------------
eighteenth day of the month in which such Distribution Date occurs (or if such day is not a Business Day, the Business Day immediately succeeding such eighteenth day).

         Distributable Excess Spread: As to any Distribution Date, the amount,
         ---------------------------
if any, of the Excess Spread necessary to be distributed on such Distribution Date so that the Overcollateralization Amount equals the Required
Overcollateralization Amount (after giving effect to the distribution of the Formula Principal Distribution Amount on such Distribution Date).

         Distribution Date: The twenty-fifth day of each month or, if such day
         -----------------
is not a Business Day, then the next Business Day, beginning in July 1999.

         Eligible Account: A segregated account that is:
         ----------------

              (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies and whose accounts are insured to the fullest extent possible legally by either the SAIF or the BIF of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of "Aa2" by Moody's and "AA" by S&P (except that such ratings shall be "A1" by Moody's and "A" by S&P if such account is held at a BANK ONE banking Affiliate), and which is any of (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, and (C) a national banking association duly organized, validly existing and good standing under the federal banking laws;

              (ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000 (except that such capital and surplus requirement shall not be less than $50,000,000 if such institution is a BANK ONE banking Affiliate), acting in its fiduciary capacity; or

              (iii) otherwise acceptable to each Rating Agency and the Certificate Insurer as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of the then current ratings of the Certificates.

         Eligible Investments: One or more of the following (excluding any
         --------------------
callable investments purchased at a premium):

              (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

              (ii) repurchase agreements on obligations specified in clause (i) maturing not more than 30 days from the date of acquisition thereof, provided however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (iii) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certified securities;

              (iii) federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by S&P and Moody's in their respective highest unsecured short-term debt rating category and that each such investment has an original maturity of not more than 365 days;

              (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition have been rated by S&P and Moody's in their respective highest short-term rating categories;

              (v) short term investment funds ("STIFS"), sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof, which on the date of acquisition has been rated by S&P and Moody's in their respective highest rating category;

              (vi) interests in any money market fund (including any market fund managed or advised by the Trustee or any Affiliate of the Trustee) which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has a rating by S&P and Moody's in their respective highest rating category; and

              (vii) other obligations or securities that are acceptable to each Rating Agency and the Certificate Insurer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Certificates, as evidenced by a letter to such effect from such Rating Agency and the Certificate Insurer and with respect to which the Master Servicer and the Trustee have received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

         Eligible Substitute Home Equity Loan: A Home Equity Loan substituted by
         ------------------------------------
the Seller for a Defective Home Equity Loan which must, on the date of such substitution,

              (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Home Equity Loan for a Defective Home Equity Loan, an aggregate Principal Balance), not in excess of and not more than 5% less than the Principal Balance of the Defective Home Equity Loan;

              (ii) have a Loan Rate not less than the Loan Rate of the Defective Home Equity Loan and not more than 1% in excess of the Loan Rate of such Defective Home Equity Loan;

              (iii) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Home Equity Loan at the time such Mortgage was transferred to the Trust;

              (iv) comply with each representation and warranty set forth in
     Section 2.05(a) (deemed to be made as of the date of substitution);

              (v) have a Combined Loan-to-Value Ratio the same or lower than the Combined Loan-to-Value Ratio of the Defective Home Equity Loan;

              (vi) have a credit score the same or higher than the credit score of the Defective Home Equity Loan; and

              (vii) have a remaining term to maturity not later than the remaining term to maturity of the Defective Home Equity Loan.

More than one Eligible Substitute Home Equity Loan may be substituted for a Defective Home Equity Loan if such Eligible Substitute Home Equity Loans meet the foregoing attributes in the aggregate.

         ERISA-Restricted Certificate:  As defined in Section 6.02.
         ----------------------------

         Excess Spread: As to any Distribution Date, the excess, if any, of (A)
         -------------
the Available Funds and the amount of any Insured Payment applied on such Distribution Date pursuant to Section 5.01(a) or (d) over (B) the sum of the amounts specified in clauses (i) through (vii) of Section 5.01(a) for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.
         ------------

         Fannie Mae: Fannie Mae, formerly known as The Federal National Mortgage
         ----------
Association, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation or any successor
         ----
thereto.

         First Lien: With respect to any Home Equity Loan which is a second
         ----------
priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

         Foreclosure Profits: With respect to a Liquidated Home Equity Loan, the
         -------------------
amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Home Equity Loan immediately prior to the final recovery of its Liquidation Proceeds.

         Formula Principal Distribution Amount: With respect to any Distribution
         -------------------------------------
Date, the sum of (i) the Principal Distributable Amount for such Distribution Date and (ii) any Unpaid Principal Shortfall for such Distribution Date.

         Freddie Mac: Freddie Mac, formerly known as The Federal Home Loan
         -----------
Mortgage Corporation, or any successor thereto.

         Home Equity Loan Schedule: With respect to any date, the schedule of
         -------------------------
Home Equity Loans constituting assets of the Trust. The Home Equity Loan
Schedule is the schedule set forth herein as Exhibit C, which schedule sets forth as to each Home Equity Loan: (i) the Cut-Off Date Principal Balance, (ii) the account number, (iii) the original principal amount, (iv) the name of the borrower, (v) the interest rate, (vi) lien position, (vii) property state,
(viii) property zip code, (ix) property type and (x) Combined Loan-to-Value Ratio. The Home Equity Loan Schedule will be amended from time to time to reflect the substitution of an Eligible Substitute Home Equity Loan for a Defective Home Equity Loan hereunder.

         Home Equity Loans: The home equity loans that are transferred and
         -----------------
assigned to the Trustee on behalf of the Trust pursuant to Sections 2.01, 2.05 or 2.06, together with the Related Documents, exclusive of Home Equity Loans that are transferred to the Seller, from time to time pursuant to Sections 2.02,
2.05 or 2.06, as from time to time are held as a part of the Trust, such mortgage loans originally so held being identified in the Home Equity Loan Schedule delivered on the Closing Date.

         Home Equity Loan With Title Insurance: Each of the following Home
         -------------------------------------
Equity Loans:

              (i) Home Equity Loans for which the related Mortgages are first liens on the related Mortgaged Properties;

              (ii) Home Equity Loans for which the related Mortgages are second liens on the related Mortgaged Properties and the original Principal Balance of each such Home Equity Loan was in excess of $50,000; and

              (iii) Any other Home Equity Loan for which the originator required title insurance to be obtained.

         Insurance Agreement: The Insurance and Indemnity Agreement dated as of
         -------------------
June 17, 1999 among the Seller, the Master Servicer, the Depositor, the Trustee, and the Certificate Insurer, including any amendments and supplements thereto.

         Insurance Proceeds: Proceeds paid by any insurer (other than the
         ------------------
Certificate Insurer) pursuant to any insurance policy covering a Home Equity Loan or Mortgaged Property or amounts required to be paid by the Master Servicer pursuant to Sections 3.04 and 3.05, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Home Equity Loan.

         Insured Amounts:  As defined in the Certificate Insurance Policy.
         ---------------

         Insured Payments: As defined in the Certificate Insurance Policy.
         ----------------

         Interest on Unpaid Interest Shortfalls: With respect to any Class of
         --------------------------------------
Class A Certificates and any Distribution Date, interest on the Unpaid Interest Shortfall for such Class and Distribution Date (to the extent payment thereof is legally permitted) at the applicable Certificate Rate that accrued during the related Interest Period on the amount of such Unpaid Interest Shortfall outstanding from Distribution Date to Distribution Date.

         Interest Period: With respect to any Distribution Date, the period from
         ---------------
and including the first day of the calendar month preceding the month of such Distribution Date through and including the last day of such calendar month.

         Junior Lien Ratio: With respect to any Home Equity Loan, the ratio,
         -----------------
expressed as a percentage, the numerator of which is the original principal balance of such Home Equity Loan (including capitalized costs), and the denominator of which is the sum of the original principal balance of such Home Equity Loan and principal balance of any related senior mortgage loan, if any, as of the date of origination of such Home Equity Loan.

         Last Scheduled Distribution Date: With respect to each Class of Class A
         --------------------------------
Certificates, the Distribution Dates set forth below:

          Class                   Distribution Date in
     ---------------         ------------------------------
           A-1                        May 2011
           A-2                        September 2013
           A-3                        May 2018
           A-4                        July 2021
           A-5                        March 2025
           A-6                        February 2027
           A-7                        December 2026

         Late Payment Rate:  As defined in the Insurance Agreement.
         -----------------

         Liquidated Home Equity Loan: As to any Distribution Date, any Home
         ---------------------------
Equity Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the preceding Collection Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Home Equity Loan have been recovered.

         Liquidation Loan Losses: For each Liquidated Home Equity Loan, the
         -----------------------
amount, if any, by which the Principal Balance thereof plus accrued and unpaid interest thereon plus unreimbursed Monthly Advances and Servicing Advances is in excess of the Net Liquidation Proceeds realized thereon.

         Liquidation Proceeds: Proceeds (including Insurance Proceeds but not
         --------------------
including amounts drawn under the Certificate Insurance Policy) received in connection with the liquidation of any Home Equity Loan, whether through trustee's sale, foreclosure sale or otherwise (including rental income).

         Loan Rate: With respect to any Home Equity Loan as of any day, the per
         ---------
annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance.

         Lost Note Affidavit:  The lost note affidavit signed by the Seller.
         -------------------

         Majority Certificateholder: The Holder or Holders of each Class of
         --------------------------
Class A Certificates evidencing Percentage Interests in excess of 51% in the aggregate with respect to such Class.

         Master Servicer: Bank One, Indiana, National Association, a national
         ---------------
banking association, or any successor thereto or any successor hereunder.

         Master Servicer Termination Delinquency Rate Trigger: As defined in the
         ----------------------------------------------------
Insurance Agreement.

         Master Servicer Termination Loss Trigger: As defined in the Insurance
         ----------------------------------------
Agreement.

         Master Servicing Fee: As to each Distribution Date, the annual fee
         --------------------
computed monthly and payable to the Master Servicer as provided herein, which is calculated as an amount equal to the product of the Master Servicing Fee Rate and the Pool Principal Balance as of the first day of the preceding Collection Period.

         Master Servicing Fee Rate: 0.50% per annum.
         -------------------------

         Monthly Advance: An advance made by the Master Servicer pursuant to
         ---------------
Section 3.14.

         Monthly Loss Rate: As defined in the Insurance Agreement.
         -----------------

         Monthly Payment: The scheduled monthly payment of principal and/or
         ---------------
interest required to be made by a Mortgagor on the related Home Equity Loan.

         Monthly Report: As defined in Section 5.02.
         --------------

         Moody's: Moody's Investors Service, Inc., or its successors in
         -------
interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a
         --------
first, second or third lien on an estate in fee simple interest in real property securing a Home Equity Loan.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining
         -------------
to a particular Home Equity Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Note: With respect to a Home Equity Loan, the note or other
         -------------
evidence of indebtedness pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

         Mortgaged Property: The underlying property, including real property
         ------------------
and improvements thereon, securing a Home Equity Loan.

         Mortgagor: The obligor or obligors under a Mortgage Note.
         ---------

         Net Available Distribution Amount: As defined in the Certificate
         ---------------------------------
Insurance Policy.

         Net Liquidation Proceeds: With respect to any Liquidated Home Equity
         ------------------------
Loan, Liquidation Proceeds net of unreimbursed Master Servicing Fees, Servicing Advances and Monthly Advances with respect thereto.

         Nonrecoverable Advances: With respect to any Home Equity Loan, (i) any
         -----------------------
Servicing Advance or Monthly Advance previously made and not reimbursed pursuant to Section 3.03(ii) or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Home Equity Loan or REO Property which, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable pursuant to Sections 3.03(ii).

         Officer's Certificate: A certificate signed by the President, an
         ---------------------
Executive Vice President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, the Treasurer, Assistant Treasurer, the Secretary, an Assistant Secretary, Comptroller or Assistant Comptroller or any other authorized officer of the Master Servicer or the Seller, as the case may be, and delivered to the Trustee.

         Opinion of Counsel: A written opinion of counsel reasonably acceptable
         ------------------
to the Trustee, who may be in-house counsel for the Master Servicer, the Seller, their Affiliates or the Depositor (except that any opinion relating to the qualification of the Trust as a REMIC or compliance with the REMIC Provisions must be an opinion of independent outside counsel) and who, in the case of opinions delivered to each of the Rating Agencies and the Certificate Insurer, is reasonably acceptable to each of them.

         Original Class Principal Balance: With respect to each Class of Class A
         --------------------------------
Certificates, the amount set forth below:

               Class                  Original Class Principal Balance
          ---------------        ------------------------------------------
                A-1                             $183,484,000
                A-2                             $56,388,000
                A-3                             $47,183,000
                A-4                             $15,404,000
                A-5                             $20,133,000
                A-6                             $12,058,000
                A-7                             $38,912,000

         Overcollateralization Amount: As to any Distribution Date, the excess,
         ----------------------------
if any, of (a) the Pool Principal Balance, as of the close of business on the last day of the related Collection Period over (b) the Certificate Principal Balance as of such Distribution Date (after giving effect to any distributions of principal to be made on the Class A Certificates on such Distribution Date).

         Ownership Interest: As to any Certificate or security interest in such
         ------------------
Certificate, any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Paying Agent: Any paying agent appointed pursuant to Section 6.05.
         ------------

         Percentage Interest: As to any Class of Class A Certificates, the
         -------------------
percentage obtained by dividing the principal denomination of such Certificate as of the Closing Date by the aggregate of the principal denominations of all Certificates of the same Class as of the Closing Date. As to any Class R Certificate, the portion of the Class evidenced thereby as stated on the face thereof, which shall be on the Closing Date either 99.999999% or, but only with respect to the Tax Matters Person Residual Interest held by the Tax Matters Person, 0.000001%.

         Permitted Transferee: Any Person other than (i) the United States, any
         --------------------
State or any political subdivision thereof or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code section 521) on any excess inclusions (as defined in Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) a Person that is not a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust and (vi) any other Person so designated by the Trustee based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         Person: Any individual, corporation, partnership, joint venture,
         ------
association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pool Principal Balance: With respect to any date, the aggregate of the
         ----------------------
Principal Balances of all Home Equity Loans as of such date.

         Preference Amount: As defined in the Certificate Insurance Policy.
         -----------------

         Premium Amount: As to any Distribution Date, one-twelfth of the product
         --------------
of the Premium Percentage and the Certificate Principal Balance as of such Distribution Date (after giving effect to any distributions of principal to be made on the Class A Certificates on such Distribution Date); provided, however, that the Premium Amount shall be $0 for any Distribution Date on which the Certificate Insurer has failed to make a required payment under the Certificate Insurance Policy.

         Premium Percentage: As defined in the Insurance Agreement.
         ------------------

         Prepayment Assumption: The prepayment assumption described in the
         ---------------------
Prospectus Supplement under "Prepayment and Yield Considerations."

         Prepayment Interest Shortfall: With respect to any Distribution Date,
         -----------------------------
the amount (but not less than zero) equal to (a) the excess, if any, of (i) 30 days of interest on the Principal Balance of those Home Equity Loans that were the subject during the related Collection Period of a Principal Prepayment In Full at the Loan Rate (or at such lower rate as may be in effect for such Home Equity Loan as reduced by any Debt Service Reduction), minus the Master Servicing Fee for each such Home Equity Loan, over (ii) the amount of interest actually received during the related Collection Period in connection with such Principal Prepayments In Full, minus (b) the Compensating Interest received by the Trustee from the Master Servicer for the related Collection Period.

         Principal Balance: As to any Home Equity Loan and any day, other than a
         -----------------
Liquidated Home Equity Loan, the related Cut-Off Date Principal Balance, less all collections credited against the principal balance of such Home Equity Loan in accordance with the terms of the related Mortgage Note. For purposes of this definition, a Liquidated Home Equity Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Home Equity Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

         Principal Distributable Amount: With respect to any Distribution Date,
         ------------------------------
the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Collection Period:

              (i) that portion of all Monthly Payments allocable to principal on Home Equity Loans and actually collected, including all Curtailments and Principal Prepayments In Full received during the related Collection Period,

              (ii) the Principal Balance of each Home Equity Loan which became a Liquidated Home Equity Loan for the first time during the related Collection Period,

              (iii) all Insurance Proceeds on a Home Equity Loan received by the Master Servicer during the related Collection Period that are not part of Liquidation Proceeds and were applied to principal of the related Home Equity Loan,

              (iv) the portion of the Purchase Price allocable to principal of all Defective Home Equity Loans that were repurchased during the related Collection Period and any Home Equity Loans that were repurchased during the related Collection Period pursuant to Section 3.01(j), and

              (v) the principal portion of any Substitution Adjustments for Home Equity Loans that was deposited to the Certificate Account pursuant to
     Section 2.06 on or prior to the related Determination Date and not previously distributed.

         Principal Prepayment In Full: Any payment or other recovery of
         ----------------------------
principal on a Home Equity Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled payment date for such Home Equity Loan and which is intended to satisfy a Home Equity Loan in full.

         Priority Amount: With respect to any Distribution Date, will be the
         ---------------
product of (i) the Priority Percentage for such Distribution Date and (ii) the Class A-7 Pro Rata Principal Amount for such Distribution Date; provided that the Priority Amount shall not exceed the Class Principal Balance of the Class A-7 Certificates immediately prior to such Distribution Date.

         Priority Percentage: For each Distribution Date shall be as follows:
         -------------------

                                                                  Priority
              Distribution Dates Occuring in                     Percentage
              ------------------------------                     ----------
     July 1999 through June 2002............................           0%
     July 2002 through June 2004............................          45%
     July 2004 through June 2005............................          80%
     July 2005 through June 2006............................         100%
     July 2006 and thereafter...............................         300%

         Prospectus: The base prospectus of the Depositor dated March 25, 1998.
         ----------

         Prospectus Supplement: The prospectus supplement dated June 10, 1999,
         ---------------------
relating to the offering of the Class A Certificates.

         Purchase Agreement: The Home Equity Loan Purchase Agreement, dated as
         ------------------
of June 1, 1999, among the Seller, as seller, and the Depositor, as purchaser, with respect to the Home Equity Loans.

         Purchase Price: As to any Home Equity Loan purchased from the Trust on
         --------------
any date pursuant to Sections 2.02, 2.05 or 3.01(j) an amount equal to the sum of (i) the unpaid Principal Balance thereof as of the date of purchase, (ii) the greater of (a) all unpaid accrued interest thereon to the end of the month preceding the Distribution Date on which such Purchase Price is included in Available Funds and (b) 30 days' interest thereon, computed at the applicable Loan Rate; provided, however, that if at the time of repurchase the Seller is an affiliate of the Master Servicer, the amount described in clause (ii) shall be computed at the Loan Rate net of the Master Servicing Fee Rate, and (iii) (x) if the Master Servicer is not an Affiliate of the Seller, any unreimbursed Servicing Advances with respect to such Home Equity Loan and (y) expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

         Purchaser: The Depositor in its capacity as purchaser under the
         ---------
Purchase Agreement.

         Rating Agency: Any statistical credit rating agency, or its successor,
         -------------
that rated the Class A Certificates at the request of the Depositor at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor and acceptable to the Certificate Insurer, notice of which designation shall be given to the Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "A-1" or better in the case of S&P and "P-1" or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of S&P and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

         Rating Downgrade Event: The day on which the senior, unsecured
         ----------------------
long-term debt rating of the Master Servicer is less than "Baa2" by Moody's or "BBB" by S&P.

         Record Date: With respect to each Distribution Date (other than the
         -----------
first Distribution Date), the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the first Distribution Date, the Closing Date.

         Reimbursement Amount: As of any Distribution Date, the sum of (x)(i)
         --------------------
all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.01(a)(vi), plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) without duplication
(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer, plus (ii) interest on such amounts at the Late Payment Rate.

         Related Documents: As defined in Section 2.01.
         -----------------

         Released Mortgaged Property Proceeds: As to any Home Equity Loan,
         ------------------------------------
proceeds received by the Master Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law, mortgage servicing standards the Master Servicer would use in servicing home equity loans for its own account and this Agreement.

         REMIC: A "real estate mortgage investment conduit" within the meaning
         -----
of Section 860D of the Code.

         REMIC Certificate Maturity Date: The "latest possible maturity date" of
         -------------------------------
the Class A Certificates as that term is defined in Section 2.10.

         REMIC Change of Law: Any proposed, temporary or final regulation,
         -------------------
revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

         REMIC Provisions: Provisions of the federal income tax law relating to
         ----------------
real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property that is acquired by the Master
         ------------
Servicer on behalf of the Trustee in foreclosure or by deed in lieu of foreclosure.

         Required Overcollateralization Amount: An amount equal to the
         -------------------------------------
"Overcollateralization Target Amount" (as defined in the Insurance Agreement).

         Required Payments: As defined in the Certificate Insurance Policy.
         -----------------

         Residential Dwelling: A one- to four-family dwelling, mobile home or
         --------------------
manufactured home, a unit in a planned unit development, a unit in a condominium development or a townhouse.

         Responsible Officer: When used with respect to the Trustee, any officer
         -------------------
of the Trustee within the Corporate Trust Office of the Trustee including any vice president or assistant vice president, assistant treasurer, assistant secretary, senior trust officer or trust officer or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Master Servicer, the President or any Vice President, Assistant Vice President, Treasurer or Assistant Treasurer or any Secretary or Assistant Secretary or any other authorized officer of the Seller or the Master Servicer.

         Rolling Twelve Month Loss Rate: As defined in the Insurance Agreement.
         ------------------------------

         SAIF: The Savings Association Insurance Fund, as from time to time
         ----
constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989 or, if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc.,
         ---
or its successors in interest.

         Seller: Banc One Financial Services, Inc., an Indiana corporation, or
         ------
any successor thereto, as seller under the Purchase Agreement.

         Servicer: Any Person with whom the Master Servicer has entered into a
         --------
Servicing Agreement and who satisfies the requirements set forth in Section 3.01(b) in respect of the qualification of a Servicer. Banc One Financial Services, Inc. shall be the initial Servicer.

         Servicer Default:  As defined in Section 8.01.
         ----------------

         Servicing Advances: All reasonable and customary "out of pocket" costs
         ------------------
and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.07 and (v) in connection with the liquidation of a Home Equity Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.15, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Master Servicer to the extent provided in Section 3.03(ii) and Section 3.07.

         Servicing Agreement: Any agreement between the Master Servicer and any
         -------------------
Servicer relating to servicing and/or administration of certain Home Equity Loans as provided in Section 3.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee and the Certificate Insurer.

         Servicing Certificate: A certificate completed and executed by a
         ---------------------
Servicing Officer on behalf of the Master Servicer.

         Servicing Officer: Any officer of the Master Servicer involved in, or
         -----------------
responsible for, the administration and servicing of the Home Equity Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee (with a copy to the Certificate Insurer) by the Master Servicer, as such list may be amended from time to time, initially set forth in Exhibit J hereto.

         Simple Interest Loan: Any Home Equity Loan as to which, pursuant to the
         --------------------
Mortgage Note related thereto, interest is calculated on the basis of the outstanding principal balance of the Home Equity Loan multiplied by the applicable Loan Rate and further multiplied by a fraction, of which the numerator is the number of days in the period elapsed since the date to which interest was last paid and the denominator is the number of days in the annual period for which interest accrues on such Home Equity Loan, and the Monthly Payment received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance.

         Start-up Day: The day designated as such pursuant to Section 2.09.
         ------------

         Substitution Adjustment: As to any Defective Home Equity Loan and the
         -----------------------
date on which a substitution thereof occurs pursuant to Section 2.06, the sum of:

         (a) the excess, if any, of (i) the Principal Balance of such Defective Home Equity Loan (after the application of any principal payments received on such Defective Home Equity Loan on or before the date of the substitution of the applicable Eligible Substitute Home Equity Loan or Loans) over (ii) the aggregate Principal Balance of the applicable Eligible Substitute Home Equity Loan or Loans, plus

         (b) the greater of (x) accrued and unpaid interest (accruing at the Loan Rate for such Defective Home Equity Loan) on such excess through the Collection Period relating to the Distribution Date for which such Substitution Adjustment will be included as part of Available Funds and (y) 30 days' interest on such excess calculated on a 360-day year in each case at the Loan Rate (or Loan Rate net of the Master Servicing Fee Rate if the Seller is an affiliate of the Master Servicer), plus

         (c) if the Master Servicer is not an Affiliate of the Seller, the amount of any unreimbursed Servicing Advances made by the Master Servicer with respect to such Defective Home Equity Loan.

         Supplemental Home Equity Loan Schedule: As defined in Section 2.06(b).
         --------------------------------------

         Tax Matters Person: As defined in Section 2.12.
         ------------------

         Tax Matters Person Residual Interest: A 0.000001% interest in the Class
         ------------------------------------
R Certificates, which shall be issued to and held by the Trustee.

         Trust: The trust created by this Agreement which shall be entitled
         -----
"Banc One Financial Services Home Equity Loan Trust 1999-2," the corpus of which consists of (i) the Home Equity Loans, (ii) such assets as shall from time to time be deposited in the Collection Account and the Certificate Account in accordance with this Agreement (excluding all net income and gain thereon),
(iii) property that secured a Home Equity Loan and that has become REO Property,
(iv) the Certificate Insurance Policy, (v) rights under certain hazard insurance policies maintained by the Mortgagors or the Master Servicer in respect of the Home Equity Loans, (vi) the assignment of the Depositor's rights under the Purchase Agreement, and (vii) all proceeds of each of the foregoing.

         Trustee: Norwest Bank Minnesota, National Association, a national
         -------
banking association, or any successor thereto.

         Trustee Fee: As to each Distribution Date, the fee computed monthly and
         -----------
payable to the Trustee from the assets of the Trust pursuant to Section 5.01(a)(i), which is calculated as an amount equal to the product of the Trustee Fee Rate and the Pool Principal Balance as of the first day of the preceding Collection Period.

         Trustee Fee Rate: 0.0135% per annum.
         ----------------

         UCC: The Uniform Commercial Code, as amended from time to time, as in
         ---
effect in any specified jurisdiction.

         Unpaid Interest Shortfall: With respect to any Class of Class A
         -------------------------
Certificates and any Distribution Date, the amount, if any, by which the aggregate of the Class A Interest Shortfalls for prior Distribution Dates is in excess of the aggregate of the amounts distributed on prior Distribution Dates to Holders of such Class pursuant to Section 5.01(a)(iv) in payment thereof.

         Unpaid Principal Shortfall: With respect to any Distribution Date, the
         --------------------------
amount, if any, by which the Certificate Principal Balance as of the immediately preceding Distribution Date (after giving effect to the distribution of the Formula Principal Distribution Amount, any Distributable Excess Spread and any Insured Payments applied on such preceding Distribution Date) exceeds the Pool Principal Balance at the end of the second preceding Collection Period.

         Voting Rights: The portion of the aggregate voting rights of all the
         -------------
Certificates evidenced by a Certificate. At all times during the term of this Agreement, the Voting Rights shall be allocated among Holders of the Class A Certificates in proportion to the Original Class Principal Balances of their respective Classes. Voting Rights allocated to a Class of Certificates shall be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. The Holders of the Class R Certificates shall have no Voting Rights.

         Widely-Held Certification: A certification delivered to the Trustee by
         -------------------------
the underwriters of the Class A Certificates on the Closing Date to the effect that one or more Classes of Class A Certificates will be owned on such date by 100 or more investors independent of the Seller, the Trust, the Depositor, and each other.

         Section 1.02. Interest Calculations. All calculations of interest that
                       ---------------------
are made in respect of the Principal Balance of a Home Equity Loan shall be made based on the number of days elapsed between the date through which interest was last paid on the related Home Equity Loan and the date of receipt of the related Mortgagor's most current payment. The Certificate Rate for the Class A Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The calculation of the Master Servicing Fee and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                        Conveyance of Home Equity Loans;
                       Original Issuance of Certificates;
                                  Tax Treatment

         Section 2.01.  Conveyance of Home Equity Loans. The Depositor,
                        -------------------------------
concurrently with the execution and delivery of this Agreement, does hereby irrevocably transfer, assign, sell, set over and otherwise convey to the Trustee for the benefit of the Certificateholders and the Certificate Insurer without recourse (subject to Sections 2.02 and 2.05) (i) all of its right, title and interest in and to each Home Equity Loan, including the Cut-Off Date Principal Balance, and all collections in respect thereof received on or after the Cut-Off Date; (ii) property which secured such Home Equity Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Home Equity Loans; (iv) all proceeds of any of the foregoing; and (v) the Depositor's rights under the Purchase Agreement with respect to the representations and warranties of the Seller thereunder together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Home Equity Loan in accordance with the Purchase Agreement. In addition, on or prior to the Closing Date, the Seller shall cause the Certificate Insurer to deliver the Certificate Insurance Policy to the Trustee.

         On or prior to the Closing Date (with respect to items (i), (ii) and (iii) below) and within 90 days of an Assignment Event (with respect to items
(iv), (v) and (vi) below), the Seller shall deliver to the Trustee, the following documents or instruments with respect to each Home Equity Loan (the "Related Documents") and on or prior to the Closing Date the Seller shall deliver to the Trustee the Home Equity Loan Schedule in computer readable format:

              (i) the original Mortgage Note, endorsed in blank, with all intervening endorsements showing a complete chain of title from the originator of such Home Equity Loan to the Seller or a copy of such original Mortgage Note with an accompanying Lost Note Affidavit;

              (ii) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Trustee a copy of such original Mortgage, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original recorded Mortgage to the Trustee promptly upon receipt thereof;

              (iii) the original Assignment of Mortgage, from the Seller in blank or to "Norwest Bank Minnesota, National Association, as Trustee", which assignment shall be in form and substance acceptable for recording;

              (iv) the original attorney's opinion of title or the original policy of title insurance, provided that if any such original policy of title insurance has not yet been received by the Seller, the Seller shall deliver to the Trustee a copy of such policy or a title insurance binder or commitment for the issuance of such policy;

              (v) originals of all intervening assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the originator to the Seller, provided that if any such original intervening assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Trustee a copy of such original assignment of Mortgage, together with a certificate of the Seller certifying that such original assignment of Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered any such original assignments to the Trustee promptly upon receipt thereof; and

              (vi) originals of all assumption and modification agreements, if any, provided that if any such agreement has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Trustee a copy of such original agreement, together with a certificate of the Seller certifying that such original agreement has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered any such original agreements to the Trustee promptly upon receipt thereof.

         On the Closing Date (i) no more than 5% of the Home Equity Loans (by Cut-Off Date Principal Balance) shall have Lost Note Affidavits in lieu of original Mortgage Notes and (ii) the Seller shall deliver to the Trustee a copy of the original Mortgage Note for each Home Equity Loan with respect to which a Lost Note Affidavit is delivered.

         Except as herein provided, the Master Servicer shall, as custodian and for the benefit of the Trustee, the Certificateholders and the Certificate Insurer, be entitled to maintain possession of the foregoing documents and instruments described in clauses (iv), (v) and (vi) above and shall not be required to deliver any of them to the Trustee. In the event, however, that possession of any such documents or instruments is required by any Person (including the Trustee) acting as successor Master Servicer pursuant to Section
8.02 in order to carry out the duties of the Master Servicer hereunder, then such successor master servicer shall be entitled to request delivery, at the expense of the Master Servicer, of such documents or instruments by the Master Servicer and to retain such documents or instruments for servicing purposes; provided that the Trustee or such successor master servicers shall maintain such documents at such offices as may be required by any regulatory body having jurisdiction over such Home Equity Loans.

         The Seller hereby confirms to the Trustee that it has made the appropriate entries in its general accounting records, to indicate that such Home Equity Loans have been transferred to the Trustee and constitute part of the Trust in accordance with the terms of the trust created hereunder.

         The Trustee agrees, for the benefit of Certificateholders and the Certificate Insurer, on or prior to the Closing Date to execute and deliver to the Seller, the Depositor, the Certificate Insurer and the Master Servicer an acknowledgment of receipt, with respect to each Home Equity Loan, of the original Mortgage Note (with any exceptions noted), (in the form of Exhibit M-1) and declares that it will hold such instruments and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders and the Certificate Insurer.

         The Trustee agrees, for the benefit of Certificateholders and the Certificate Insurer, within forty-five (45) days following (a) the Closing Date with respect to the Mortgages and Assignments of Mortgage and (b) the receipt of the remainder of the Mortgage Files after an Assignment Event, to review (or cause to be reviewed) each Mortgage File and to deliver to the Seller, the Depositor, the Certificate Insurer and the Master Servicer a certification (in the form of Exhibit M-2) to the effect that, as to each Home Equity Loan listed in the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in the certification as not covered by such certification), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to Section 2.01 are in its possession, (ii) such documents have been reviewed by it, appear to be what they purport to be and relate to such Home Equity Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Home Equity Loan Schedule which corresponds to items (ii), (iii), (iv), (v), (vii) and (viii) of the definition of "Home Equity Loan Schedule" accurately reflects information set forth in the Mortgage File. If within such 45-day period, the Trustee finds any document constituting a part of the Mortgage File not to have been executed or received or to be unrelated to the Home Equity Loans identified in said Home Equity Loan Schedule or, if in the course of its review, the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee shall notify the parties, and the Seller shall have a period of one hundred thirty-five (135) days after such notice (subject to Section 2.02) within which to correct or cure any such defect or to purchase such Home Equity Loan at the related Purchase Price or substitute an Eligible Substitute Home Equity Loan therefor pursuant to Section 2.06.

         On or prior to two hundred ten (210) days following the Closing Date (but no earlier than 135 days following the Closing Date), the Trustee shall deliver (or cause to be delivered) to the Seller, the Depositor, the Certificate Insurer and the Master Servicer a certification (in the form of Exhibit M-3) to the effect that, as to each Home Equity Loan listed in the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in such certification as not covered by such certification), and as to any document noted in an exception included in the Trustee's initial certification, (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to Section 2.01 are in its possession, (ii) such documents have been reviewed by it, appear to be what they purport to be and relate to such Home Equity Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Home Equity Loan Schedule which corresponds to items (ii), (iii), (iv), (v), (vii) and (viii) of the definition of "Home Equity Loan Schedule" accurately reflects information set forth in the Mortgage File.

         Within 90 days of an Assignment Event, the Seller, at its own expense, shall either (i) cause the Master Servicer to record the Assignments of Mortgage in favor of the Trustee in the appropriate real property or other records (which may be a blanket assignment if permitted by applicable law) or (ii) deliver to the Trustee and the Certificate Insurer an Opinion of Counsel reasonably acceptable to the Certificate Insurer to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Home Equity Loan or, in the event a court should recharacterize the sale of the Home Equity Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Home Equity Loan.

         With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 90 days of an Assignment Event, such Assignment of Mortgage shall be submitted for recording within 60 days after receipt of such information but in no event later than six months from the occurrence of an Assignment Event. Upon receipt thereof, the Trustee shall retain a copy of each Assignment of Mortgage submitted by the Seller for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller, at its own expense, shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording.

         The Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

         The parties hereto intend that the transactions set forth herein constitute a sale and not a pledge by the Depositor to the Trust of all the Depositor's right, title and interest in and to the Home Equity Loans and other property as and to the extent described above. In the event the transactions set forth herein are characterized as a pledge and not a sale, the Depositor hereby grants to the Trust a security interest in all of the Depositor's right, title and interest in, to and under the Home Equity Loans and such other property, to secure all of the Depositor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Depositor agrees to take or cause to be taken such actions and to execute such documents, including the filing of any continuation statements with respect to the UCC-1 financing statements filed with respect to the Home Equity Loans by the Trust on the Closing Date, and any amendments thereto required to reflect a change in the name or corporate structure of the Depositor or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Depositor, as are necessary to perfect and protect the Trust's interests in each Home Equity Loan and in the proceeds thereof.

         Section 2.02. Acceptance by Trustee. The Trustee, on behalf of the
                       ---------------------
Trust, hereby acknowledges the sale and assignment of the Home Equity Loans. The Trustee, on behalf of the Trust, hereby acknowledges its receipt of the Certificate Insurance Policy. If the Seller is given notice of an omission or defect under Section 2.01 and if the Seller does not correct or cure such omission or defect within the 135-day cure period following such notice, the Seller shall purchase the related Home Equity Loan from the Trust or substitute an Eligible Substitute Home Equity Loan for such Home Equity Loan on the Determination Date in the month following the month in which such 135-day cure period expired at the Purchase Price of such Home Equity Loan or in accordance with Section 2.06, as applicable. The Purchase Price for the purchased Home Equity Loan which is purchased as described in the preceding sentence shall be deposited in the Collection Account no later than the Business Day prior to the next succeeding Distribution Date after such obligation arises; provided that, upon receipt by the Trustee of written notification of such deposit signed by an officer of the Seller, the Trustee shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, prepared by and at the expense of the Seller, in each case without recourse, representation or warranty as shall be necessary to vest in the Seller or its designee any Home Equity Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Home Equity Loan or substitute an Eligible Substitute Home Equity Loan for such Home Equity Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Certificate Insurer, the Certificateholders or the Trustee on behalf of Certificateholders and the Certificate Insurer. An Opinion of Counsel to the effect set forth in Section 2.06(d) shall be delivered to the Trustee and the Certificate Insurer in connection with any such repurchase.

         The Master Servicer, promptly following the transfer of (i) a Defective Home Equity Loan from or (ii) an Eligible Substitute Home Equity Loan to the Trust pursuant to this Section 2.02 and Section 2.06, as the case may be, shall amend the Home Equity Loan Schedule and deliver a copy of such amended Schedule to the Trustee and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Home Equity Loan, if applicable.

         Section 2.03. Representations and Warranties of the Depositor. The
                       -----------------------------------------------
Depositor represents and warrants to the Trust, the Trustee on behalf of the Certificateholders and the Certificate Insurer as follows:

              (i) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

              (ii) The Depositor has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Assuming due authorization, execution and delivery by the other parties hereto, when executed and delivered, this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

              (iii) The Depositor is not required to obtain the consent of any other party or any consent, approval or authorization from any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, approval or authorization as shall have been obtained or filed, as the case may be, prior to the Closing Date;

              (iv) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Home Equity Loan, the Depositor had good and equitable title to each Home Equity Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

              (v) As of the Closing Date, the Depositor has transferred all right, title and interest in the Home Equity Loans to the Trustee on behalf of the Trust;

              (vi) The Depositor has not transferred the Home Equity Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

              (vii) The execution, delivery and performance of this Agreement by the Depositor will not violate any provision of any existing regulation of any governmental agency having jurisdiction, or any order or decree of any court having jurisdiction, over the Depositor, that would materially and adversely affect the performance of its duties hereunder or any provision of the articles of incorporation or bylaws of the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which it may be bound;

              (viii) The Depositor is not insolvent, nor will the Depositor be made insolvent by the transfer of the Home Equity Loans, nor is the Depositor aware of any pending insolvency;

              (ix) There are no actions or proceedings against, or investigations of it, pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit the Depositor from entering into this Agreement,
    (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the Depositor's performance of any of its obligations under, or the validity or enforceability of, this Agreement; and

              (x) The transfer of the Home Equity Loans to the Purchaser on the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets.

         Section 2.04. Representations and Warranties Regarding the Seller and
                       -------------------------------------------------------
the Master Servicer.
-------------------

         (a) The Seller and the Master Servicer each represents and warrants to the Trust, the Trustee on behalf of the Certificateholders and the Certificate Insurer that, as of the Closing Date:

              (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana, and the Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and each has full power and authority (A) to conduct its business as presently conducted by it and (B) to execute and deliver this Agreement and perform its obligations under this Agreement. Each of the Seller and the Master Servicer is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations in respect of this Agreement;

              (ii) The execution and delivery of this Agreement, the performance by each of the Seller and the Master Servicer of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of the Seller and the Master Servicer, respectively. This Agreement has been duly executed and delivered by each of the Seller and the Master Servicer and constitutes a legal, valid and binding obligation of each of the Seller and the Master Servicer, respectively, enforceable against each in accordance with its terms subject to (A) bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and to general principles of equity and (B) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

              (iii) The execution, delivery and performance of this Agreement by each of the Seller and the Master Servicer, and the consummation of the transactions contemplated hereby, will not (A) violate or conflict with any provision of the charter or bylaws of the Seller or the Master Servicer or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Seller or the Master Servicer or by which the Seller or the Master Servicer is bound or (B) result in a breach of or constitute a default under any indenture or other material agreement to which the Seller or the Master Servicer is a party or by which the Seller or the Master Servicer is bound, which in the case of either clause (i) or (ii) will have a material adverse effect on the Seller's or the Master Servicer's ability to perform its respective obligations under this Agreement;

              (iv) No authorization, consent, approval, license, exemption or other action by or notice to or registration or filing with any governmental authority or administrative or regulatory body is required for either the execution, delivery or performance of this Agreement by the Seller or the Master Servicer or the consummation of the transactions contemplated hereby, except such as shall have been made or obtained on or prior to the Closing Date;

              (v) There are no pending or, to the best of the Seller's or the Master Servicer's knowledge, threatened actions, proceedings or investigations against the Seller or the Master Servicer, respectively, before any court, governmental arbitrator or instrumentality which (A) if determined adversely to the Seller or the Master Servicer, as the case may be, may reasonably be expected, individually or in the aggregate, to have a material effect on the Seller's or the Master Servicer's ability to perform its obligations under this Agreement or (B) affect the legality, validity or enforceability of this Agreement;

              (vi) Neither the Seller nor the Master Servicer is insolvent and the sale of the Home Equity Loans will not cause the Seller to become insolvent. The sale of the Home Equity Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

              (vii) The transfer of the Home Equity Loans to the Purchaser on the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets;

              (viii) Immediately prior to the transfer under the Purchase Agreement, the Seller had good title to and was the sole owner and holder of the Home Equity Loans;

              (ix) The Seller is transferring the Home Equity Loans to the Purchaser free and clear of any and all known liens, pledges, charges or security interests of any nature encumbering the Home Equity Loans, and the Seller had full right and authority to sell and assign the Mortgage Notes and the Mortgages;

              (x) The collection practices used by the Master Servicer with respect to the Home Equity Loans has been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

              (xi) The Home Equity Loans were selected from the outstanding home equity loans in the Seller's portfolio underwritten to substantially the same standards as the Home Equity Loans and covering mortgaged properties similar to the Mortgaged Properties and such selection was not, and will not be, made in a manner so as to adversely affect the interests of the Depositor, the Trust or the Certificate Insurer; and

              (xii) The Seller has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement, other than the Depositor, BANK ONE and their respective Affiliates.

         (b) The representations and warranties set forth in this Section shall survive the sale and assignment of the Home Equity Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer, the Person discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer. Within 90 days of its discovery or its receipt of notice of breach or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Seller or the Master Servicer, as appropriate, shall cure such breach in all material respects.

         Section 2.05. Representations and Warranties of the Seller Regarding
                       ------------------------------------------------------
the Home Equity Loans.
---------------------

         (a) The Seller represents and warrants to the Certificate Insurer and the Trustee on behalf of the Certificateholders as follows as of the Closing
Date:

              (i) The information set forth on the Home Equity Loan Schedule attached hereto as Exhibit C is true and correct in all material respects as of the Cut-off Date or such other date as may be indicated in such schedule;

              (ii) To the best of the Seller's knowledge, the related Mortgage Note and Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

              (iii) The related Mortgage is a valid and enforceable first or second lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens (including mechanics liens) having priority over the first or second lien of the Mortgage except for:
     (A) liens for real estate taxes and assessments not yet due and payable;
     (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender's title insurance policy and referred to in the appraisal made in connection with the origination of the related Home Equity Loan; (C) in the case of second lien Mortgages, the related first lien and second lien; and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

              (iv) Any security agreement, chattel mortgage or equivalent document related to such Home Equity Loan establishes and creates a valid and enforceable lien on the property described herein;

              (v) No Home Equity Loan has a Monthly Payment that is 30 or more days delinquent as of the Cut-Off Date, and no Home Equity Loan has been dishonored;

              (vi) The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Home Equity Loan;

              (vii) Except by written instruments included in the related Mortgage File, the Seller has not impaired, waived, altered or modified the related Mortgage or Mortgage Note or satisfied, canceled, rescinded or subordinated such Mortgage or Mortgage Note in whole or in part or released all or any portion of the Mortgaged Property from the lien of the Mortgage (except for a release which is reflected in the Combined Loan-to-Value Ratio for the Home Equity Loan as set forth in the Home Equity Loan Schedule), or executed any instrument of release, cancellation, rescission or satisfaction of the Mortgage Note or Mortgage;

              (viii) To the best of the Seller's knowledge, no condition exists which could give rise to any right of rescission, set off, counterclaim, or defense including, without limitation, the defense of usury, and no such right has been asserted;

              (ix) To the best of the Seller's knowledge, there is no proceeding pending for the total or partial condemnation and no eminent domain proceedings pending affecting any Mortgaged Property;

              (x) Each Home Equity Loan With Title Insurance is covered by either (A) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the Mortgaged Property is located or (B) if generally acceptable in the jurisdiction where the Mortgaged Property is located, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located. All of Seller's rights under such policies, opinions or other instruments shall be deemed to be transferred and assigned to Purchaser upon sale and assignment of such Home Equity Loans hereunder. The title insurance policy insures the original lender, its successor and assigns, as to the first or second, as applicable, priority lien of the Mortgage in the original principal amount of the Home Equity Loan With Title Insurance, subject to the exceptions contained in such policy. The Seller is the sole insured of such mortgage title insurance policy, and such mortgage title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. Seller has not made and has no knowledge of any claims made under such mortgagee title insurance policy. Seller is not aware of any action by a prior holder and Seller has not done, by act or omission, anything which could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney's opinion of title;

              (xi) To the best of the Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration. The Seller has not waived any default, breach, violation or event of acceleration;

              (xii) To the best of the Seller's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting the related Mortgaged Property;

              (xiii) To the best of the Seller's knowledge, no material litigation or lawsuit relating to any Home Equity Loan is pending;

              (xiv) The Home Equity Loan obligates the mortgagor thereunder to maintain a hazard insurance policy ("Hazard Insurance") which contains a standard mortgagee's clause and which insures against loss by fire and by hazards included within the term "extended coverage." At the time of origination of the Home Equity Loan, the Mortgaged Property was covered by Hazard Insurance and, if the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy was required;

              (xv) The Mortgage Note is not and has not been secured by any collateral except the lien on the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage;

              (xvi) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Home Equity Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure and (B) otherwise by judicial foreclosure. As of the Cut-Off Date, to the best of the Seller's knowledge, no Mortgaged Property is subject to any bankruptcy proceeding or foreclosure proceeding. There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, as been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Civil Relief Act;

              (xvii) To the best of the Seller's knowledge, each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty (excluding casualty from the presence of hazardous wastes or hazardous substances) so as to affect materially and adversely the value of the Mortgaged Property as security for the Home Equity Loan or the use for which the premises were intended;

              (xviii) As of the Closing Date, the Seller has no actual knowledge that there exists on any Mortgaged Property any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation. For purposes of this clause (xviii), actual knowledge of the Seller means actual knowledge of an officer of the Seller involved in the servicing of the relevant Home Equity Loan. Actual knowledge of the Seller does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof;

              (xix) There was no fraud involved in the origination of the Home Equity Loan by the mortgagee or, to the best of the Seller's knowledge, by the Mortgagor, any appraiser or any other party involved in the origination of the Home Equity Loan;

              (xx) Each Mortgage File contains an appraisal of the Mortgaged Property indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Home Equity Loan Schedule;

              (xxi) Any and all requirements of any federal, state or local law with respect to the origination of the Home Equity Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Home Equity Loans have been complied with;

              (xxii) No improvements on the related Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the Mortgaged Property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments;

              (xxiii) Each Home Equity Loan was either originated or acquired by the Seller;

              (xxiv) Principal payments on the Home Equity Loan commenced no more than sixty days after the proceeds of the Home Equity Loan were disbursed;

              (xxv) No Home Equity Loan by its terms provides for the payment of a balloon payment by the Mortgagor;

              (xxvi) The Home Equity Loan bears interest at the Loan Rate and the Mortgage Note does not permit negative amortization;

              (xxvii) No Home Equity Loan contains provisions pursuant to which Monthly Payments are: (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor; (B) paid by any source other than the Mortgagor; or (C) contains any other similar provisions which may constitute a "buydown" provision. The Home Equity Loan is not a graduated payment mortgage loan and the Home Equity Loan does not have a shared appreciation or other contingent interest feature;

              (xxviii) The Home Equity Loan has been underwritten or re-underwritten in accordance with the underwriting guidelines of the Seller in effect at the time the Home Equity Loan was originated or purchased, as applicable, by the Seller;

              (xxix) No law relating to servicing, collection or notification practices and no law relating to origination practices, has been violated in connection with any Home Equity Loan transferred to the Purchaser pursuant to this Agreement, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws. The Home Equity Loan has been serviced in accordance with the terms of the Mortgage Note;

              (xxx) No Home Equity Loan was made in connection with the construction or rehabilitation of a Mortgaged Property;

              (xxxi) The Seller hereby covenants that it will not directly solicit any Mortgagor hereunder to refinance the related Home Equity Loan except that the Seller may solicit a Mortgagor if the Seller obtains knowledge of the impending payoff of the related Home Equity Loan;

              (xxxii) The proceeds of the Home Equity Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Home Equity Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

              (xxxiii) To the best of the Seller's knowledge, there are no mechanics' or similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

              (xxxiv) Interest is calculated on the Mortgage Note based on the number of days elapsed between the date through which interest was last paid on the related Home Equity Loan and the date of receipt of the related Mortgagor's most current payment;

              (xxxv) The Mortgaged Property consists of a parcel of real property located in the United States with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development or a townhouse provided, however, that no residence or dwelling is a mobile home or a manufactured dwelling that is not treated as real property under local law. To the best of the Seller's knowledge, no Home Equity Loan is secured by a leasehold estate;

              (xxxvi) Each Home Equity Loan conforms, and the Home Equity Loans in the aggregate conform, in all material respects with the descriptions thereof set forth in the Prospectus Supplement;

              (xxxvii) Each Mortgage is a "qualified mortgage" under the REMIC Provisions; and

              (xxxviii)With respect to each Mortgage where a Lost Note Affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

         With respect to the representations and warranties set forth in this Section (other than clause (xviii) above) that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Master Servicer, the Certificate Insurer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Home Equity Loan or the interests of the Certificateholders or the Certificate Insurer, then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and the Seller shall cure such breach, repurchase the related Home Equity Loan at the Purchase Price or substitute an Eligible Substitute Home Equity Loan therefor pursuant to
Section 2.06.

         (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the conveyance of the Home Equity Loans and the delivery of the respective Mortgage Files to the Trustee and the termination of the rights and obligations of the Master Servicer pursuant to
Section 7.04 or 8.01. Upon discovery by the Depositor, the Seller, the Master Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the value of the related Home Equity Loan or the interests of the Trust, the Certificateholders or the Certificate Insurer in such Home Equity Loan, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer. Within 90 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall purchase such Home Equity Loan from the Trust or substitute an Eligible Substitute Home Equity Loan as provided in Section 2.06 for such Home Equity Loan. Any such purchase by the Seller shall be at the Purchase Price and in each case shall be accomplished in the manner set forth in Section 2.02. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Home Equity Loan as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. An Opinion of Counsel to the effect set forth in Section 2.06(d) shall be delivered to the Trustee in connection with any such repurchase.

         Section 2.06. Substitution of Home Equity Loans.
                       ---------------------------------

         (a) On a Determination Date within two years following the Closing Date and which is on or before the date on which the Seller would otherwise be required to repurchase a Home Equity Loan under Section 2.02 or 2.05, the Seller may deliver to the Trustee one or more Eligible Substitute Home Equity Loans in substitution for any one or more of the Defective Home Equity Loans which the Seller would otherwise be required to repurchase pursuant to Sections 2.02 or
2.05. In connection with any such substitution, the Seller shall calculate the Substitution Adjustment, if any, and shall deposit such amount to the Collection Account on or before the Business Day prior to the Distribution Date in the month succeeding the calendar month during which the related Home Equity Loan became required to be purchased or replaced hereunder.

         (b) The Seller shall notify the Master Servicer, the Trustee and the Certificate Insurer in writing not less than five Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Home Equity Loan pursuant to
Section 2.02 or 2.05 of its intention to effect a substitution under this
Section 2.06. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Trustee (1) the Eligible Substitute Home Equity Loans to be substituted for the Defective Home Equity Loans, (2) a list of the Defective Home Equity Loans to be substituted for by such Eligible Substitute Home Equity Loans, (3) an Officer's Certificate (A) stating that no failure by the Master Servicer described in Section 8.01 shall have occurred and be continuing, (B) stating that the aggregate Principal Balance of all Eligible Substitute Home Equity Loans (determined with respect to each Eligible Substitute Home Equity Loan as of the Determination Date on which it was substituted) including the principal balance of Eligible Substitute Home Equity Loans being substituted on such Determination Date does not exceed an amount equal to 5% of the Pool Principal Balance as of the Closing Date, (C) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Home Equity Loan schedule (the "Supplemental Home Equity Loan Schedule") setting forth the same type of information as appears on the Home Equity Loan Schedule and representing as to the accuracy thereof and (D) confirming that the representations and warranties contained in Section 2.05 are true and correct in all material respects with respect to the Eligible Substitute Home Equity Loans on and as of such Determination Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.05 and this Section 2.06, (4) an Opinion of Counsel (which shall also be delivered to the Certificate Insurer) to the effect set forth in Clause (d) below and (5) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been deposited to the Collection Account. Upon receipt of the foregoing, the Trustee shall release such Defective Home Equity Loans to the Seller without recourse, representation or warranty.

         (c) Concurrently with the satisfaction of the conditions set forth in Sections 2.06(a) and (b) above and the transfer of such Eligible Substitute Home Equity Loans to the Trustee on behalf of the Trust pursuant to Section 2.06(a), the Seller shall deliver to the Trustee a revised Exhibit C to this Agreement amended to exclude all Home Equity Loans being replaced by such Eligible Substitute Home Equity Loans and to include the information set forth on the Supplemental Home Equity Loan Schedule with respect to such Eligible Substitute Home Equity Loans, and all references in this Agreement to Home Equity Loans shall include such Eligible Substitute Home Equity Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Home Equity Loans.

         (d) In connection with any Home Equity Loan that the Seller is required to purchase or replace, the Seller shall deliver to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such purchase or substitution will not cause (x) any federal tax to be imposed on the Trust, including, without limitation, any Federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the start-up day" under Section 860G(d)(1) of the Code or (y) the Trust to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that such opinion indicates that a repurchase or substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to the REMIC after the Start-up Day, the Seller shall not be required to repurchase or replace any such Home Equity Loan unless and until the Master Servicer has determined there is an actual or imminent default with respect thereto or that such defect or breach adversely affects the enforceability of such Home Equity Loan.

         Section 2.07. Execution and Authentication of Certificates. The Trustee
                       --------------------------------------------
on behalf of the Trust shall cause to be executed, authenticated and delivered on the Closing Date to or upon the order of the Depositor, in exchange for the Home Equity Loans, concurrently with the sale, assignment and conveyance to the Trustee of the Home Equity Loans, each Class of Class A Certificates in authorized denominations and the Class R Certificates, together evidencing the ownership of the entire Trust.

         Section 2.08. Designation of Interests in the REMIC. Each Class of
                       -------------------------------------
Class A Certificates is hereby designated as a "regular interest" in the REMIC and the Class R Certificates are hereby designated as the single "residual interest" in the REMIC.

         Section 2.09. Designation of Start-up Day. The Closing Date is hereby
                       ---------------------------
designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

         Section 2.10. REMIC Certificate Maturity Date. Solely for purposes of
                       -------------------------------
satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the REMIC is the Distribution Date in June 2029.

         Section 2.11. Tax Returns and Reports to Certificateholders.
                       ---------------------------------------------

         (a) For federal income tax purposes, the Trust shall have a fiscal year ending December 31 and shall maintain its books on the accrual method of accounting.

         (b) The Trustee shall prepare, or cause to be prepared, execute and deliver to the Master Servicer or Certificateholders, as applicable, any income tax information returns for each taxable year with respect to the Trust containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the Trust and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within thirty (30) days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code. Such federal, state or local income tax or information returns shall be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local tax laws, regulations or rules.

         (c) In the first federal income tax return of the Trust for its short taxable year ending December 31, 1999, a REMIC election shall be made with respect to the Trust for such taxable year and all succeeding taxable years.

         (d) The Trustee will maintain or cause to be maintained such records relating to the Trust, including, but not limited to, the income, expenses, assets and liabilities of the Trust, and such other information as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

         (e) Each of the Master Servicer, the Seller and the Depositor, upon request, shall promptly furnish the Trustee with all such information in its control as may be required in connection with the Trustee's REMIC reporting obligations pursuant to this Agreement.

         Section 2.12. Tax Matters Person. The tax matters person with respect
                       ------------------
to the REMIC shall be the Holder of the Tax Matters Person Residual Interest (the "Tax Matters Person"). The Holder of the Tax Matters Person Residual Interests shall have the same duties with respect to the Trust as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. Each holder of a Class R Certificate shall be deemed to have agreed, by acceptance thereof, to be bound by this Section. The Trustee shall hold the Tax Matters Person Residual Interest.

         Section 2.13. REMIC Related Covenants. For as long as the REMIC shall
                       -----------------------
exist, the Trustee shall act in accordance herewith to assure continuing treatment of the Trust as a REMIC and avoid the imposition of tax on the Trust. In particular:

         (a) The Trustee shall not create, or permit the creation of, any "interests" within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A Certificates and the Class R Certificates.

         (b) Except as otherwise provided in the Code, neither the Depositor nor the Seller shall grant and the Trustee shall not accept property unless (i) substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively and (ii) no property shall be contributed to the REMIC after the Start-up Day unless such grant would not subject the REMIC to the 100% tax on contributions to the REMIC after the Start-up Day imposed by Code Section 860G(d).

         (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services (other than as otherwise provided herein) and shall not accept on behalf of the REMIC any income from assets other than those permitted to be held by a REMIC.

         (d) The Trustee shall not sell or permit the sale of all or any portion of the Home Equity Loans (other than in accordance with Section 2.02, 2.05 or 3.01), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

         (e) The Trustee shall apply to the Internal Revenue Service for an EIN for all tax entities of the Trust via Form SS-4 or any other acceptable method. The Trustee shall maintain books with respect to the REMIC on a calendar year basis and report income on an accrual basis.

         (f) The Master Servicer shall furnish to the Trustee the information necessary for the Trustee to prepare and file with the Internal Revenue Service Form 1066 for the REMIC and to prepare and furnish to the Holders of the Class R Certificates Form 1066Q for the REMIC and, based on information received from the Master Servicer, the Trustee will respond promptly to written requests made not more frequently than quarterly by any Holder of a Class R Certificate for the following information:

              (i) The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Home Equity Loans, based on a 120% Prepayment Assumption percentage;

              (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Home Equity Loans, based on a 120% Prepayment Assumption percentage;

              (iii) The Prepayment Assumption percentage and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

              (iv) The original issue discount (or, in the case of the Home Equity Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Home Equity Loans, together with each constant yield to maturity used in computing the same;

              (v) The treatment of losses realized with respect to the Home Equity Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Home Equity Loans;

              (vi) The amount and timing of any non-interest expenses of the REMIC; and

              (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes;

provided, that the information to be provided with respect to the foregoing clauses (i) through (vi) shall be based on projections, assumptions and facts as they shall have existed on the Closing Date.

         In the event that any tax is imposed on "prohibited transactions" of the Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMIC after the Start-up Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from the willful malfeasance, bad faith or negligence of the Trustee with respect to any of its obligations under this Agreement, (ii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or (iii) otherwise by the Holders of the Class R Certificates in proportion to their Percentage Interests. To the extent any tax is chargeable against the Holders of the Class R Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor).

         The Trustee shall not engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Seller, the Trustee may engage in the activities otherwise prohibited by the foregoing clauses (b), (c) and (d), provided that the Seller shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such transaction will not result in the imposition of a contribution or prohibited transaction tax on the Trust and will not disqualify the REMIC from treatment as a REMIC; and provided that the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that such action will not adversely affect the rights of the holders of the Certificates or the Certificate Insurer and that such action will not adversely impact the rating of the Certificates.

         (g) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all routine tax related expenses of the Trust (including, but not limited to, tax return preparation and filing expenses), other than the expense of obtaining any Opinion of Counsel required pursuant to Sections 2.06(d), 2.13(f), 9.02(b) and 10.02 and other than taxes except as specified herein. The Trustee not in its individual capacity but solely as Trustee shall represent the Trust in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The expenses of any such contest, audit, controversy or proceeding, including but not limited to the fees and expenses of the Trustee, its attorneys, its accountants and its financial advisors, except any such expenses caused by the Trustee's negligence or willful misconduct, shall be the obligations of the Trust created hereunder.

                                   ARTICLE III

                          Administration and Servicing
                              of Home Equity Loans

         Section 3.01. The Master Servicer.
                       -------------------

         (a) It is intended that the Trust formed hereunder shall constitute, and that the affairs of the Trust shall be conducted so as to qualify the Trust as a, "real estate mortgage investment conduit" ("REMIC") as defined in and in accordance with the REMIC Provisions. In furtherance of such intentions, the Master Servicer covenants and agrees that it shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the status of the Trust as a REMIC.

         (b) The Master Servicer, as independent contract servicer, shall service and administer the Home Equity Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Master Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Master Servicer may enter into Servicing Agreements for any servicing and administration of Home Equity Loans with Banc One Financial Services, Inc., or any other institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Servicing Agreement and (ii) (x) has been designated an approved Seller-Servicer by Freddie Mac or Fannie Mae for first and second mortgage loans or (y) is an affiliate of the Master Servicer or (z) is acceptable to the Certificate Insurer. As of the Closing Date, the Master Servicer will enter into a Servicing Agreement with Banc One Financial Services, Inc. Except in the case of the appointment of Banc One Financial Services, Inc. as initial Servicer, the Master Servicer shall give written notice to the Trustee of the appointment of any Servicer. Any such Servicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Master Servicer shall be entitled to terminate any Servicing Agreement in accordance with the terms and conditions of such Servicing Agreement and either itself directly service the related Home Equity Loans or enter into a Servicing Agreement with a successor subservicer which qualifies hereunder.

         (c) Notwithstanding any Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Servicer or reference to actions taken through a Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable for the servicing and administering of the Home Equity Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Servicing Agreements or arrangements or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Home Equity Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Home Equity Loans when the Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Servicer for indemnification of the Master Servicer by such Servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (d) Any Servicing Agreement that may be entered into and any transactions or services relating to the Home Equity Loans involving a Servicer in its capacity as such and not as an originator shall be deemed to be between the Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Servicer except as set forth in Section 3.01(e). The Master Servicer shall be solely liable for all fees owed by it to any Servicer irrespective of whether the Master Servicer's compensation pursuant to this Agreement is sufficient to pay such fees. For purposes of this Agreement, as of the Closing Date, each of the parties hereto acknowledge that Banc One Financial Services, Inc., shall act initially as a Servicer.

         (e) Except with respect to any merger, consolidation or other transaction permitted under Section 7.02, in the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of a Servicer Default), the Trustee or its designee approved by the Certificate Insurer shall, pursuant to the provisions of Section 8.02, assume all of the rights and obligations of the Master Servicer under each Servicing Agreement that the Master Servicer may have entered into, unless the Trustee or designee approved by the Certificate Insurer elects to terminate any Servicing Agreement. Any fee payable in connection with such a termination will be payable by the outgoing Master Servicer. If the Trustee does not terminate a Servicing Agreement, the Trustee, its designee or the successor servicer for the Trustee shall, pursuant to the provisions of Section 8.02, be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Servicing Agreement to the same extent as if the Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Servicing Agreements with regard to events that occurred prior to the date the Master Servicer ceased to be the Master Servicer hereunder. The Master Servicer shall, upon the request of the Trustee, deliver to the assuming party all documents and records relating to each Servicing Agreement and the Home Equity Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Servicing Agreements to the assuming party. The Trustee shall be entitled to be reimbursed by the Master Servicer for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Home Equity Loans properly and effectively.

         (f) Consistent with the terms of this Agreement and except as otherwise provided in the following sentence, upon the request of a Mortgagor or at the Master Servicer's own initiative, the Master Servicer may waive, modify or vary any term of any Home Equity Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's good faith determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer. Notwithstanding the foregoing, unless (1) the Mortgagor is in default with respect to the Home Equity Loan, or such default is, in the judgment of the Master Servicer, imminent and (2) such waiver, modification, postponement or indulgence would not cause the Trust to be disqualified as a REMIC or otherwise cause a tax to be imposed on the Trust, the Master Servicer may not permit any such waiver, modification, postponement or indulgence that would constitute a significant modification of the Loan Rate (except as required by law or as contemplated by the Mortgage Note), constitute a cancellation or discharge of the Principal Balance (unless in connection with the liquidation of the related Home Equity Loan), or constitute an extension of the scheduled maturity date of the Home Equity Loan. No costs incurred by the Master Servicer or any Servicer in respect of Servicing Advances shall, for the purposes of distributions to Certificateholders, be added to the amount owing under the related Home Equity Loan. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments with respect to the Home Equity Loans and with respect to the Mortgaged Properties. If reasonably required by the Master Servicer, the Trustee shall execute any powers of attorney prepared by the Master Servicer and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

         Notwithstanding anything to the contrary contained herein, the Master Servicer, in servicing and administering the Home Equity Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering home equity loans for its own account, in accordance with accepted mortgage servicing practices of prudent lending institutions servicing home equity loans similar to the Home Equity Loans and giving due consideration to the Certificate Insurer's and the Certificateholders' reliance on the Master Servicer.

         (g) On and after such time as the Trustee receives the written resignation of, or notice of the removal of, the Master Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 7.04, after receipt by the Trustee and the Certificate Insurer of the Opinion of Counsel required pursuant to Section 7.04, the Trustee or its designee approved by the Certificate Insurer shall, assume all of the rights and obligations of the Master Servicer, subject to the provisions of Section 8.02. The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the Trustee all documents and records relating to the Home Equity Loans and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party. The Trustee shall be entitled to be reimbursed by the Master Servicer for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Home Equity Loans properly and effectively.

         (h) The Master Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer on or before the Closing Date.

         (i) Consistent with the terms of this Agreement, the Master Servicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; provided that such senior lien secures a mortgage loan that refinances a First Lien and the combined loan-to-value ratio of the related Home Equity Loan immediately following the refinancing (based on the outstanding principal balance of the Home Equity Loan and the original principal balance of such refinanced mortgage loan) is not greater than the Combined Loan-to-Value Ratio of such Home Equity Loan as of the Cut-Off Date.

         (j) In the event that the Master Servicer desires to consent to any waiver, modification, postponement, indulgence or placing of a senior lien that would otherwise violate the requirements of Section 3.01(f) or (i), the Master Servicer may take such actions only if it purchases the related Home Equity Loan from the Trust. Any such purchase by the Master Servicer shall be at the Purchase Price and in each case shall be accomplished in the manner set forth in
Section 2.02. An Opinion of Counsel to the effect set forth in Section 2.06(d) shall be delivered to the Trustee in connection with any such purchase.

         Section 3.02. Collection of Certain Home Equity Loan Payments.
                       -----------------------------------------------

         (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to home equity loans in its servicing portfolio comparable to the Home Equity Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any prepayment penalty or late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Home Equity Loan and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the Master Servicer's policies with respect to the home equity loans it owns or services; provided, further, that notwithstanding such arrangement such Home Equity Loans will be included in the monthly information delivered by the Master Servicer to the Trustee pursuant to
Section 5.02.

         (b) The Trustee shall establish and maintain a separate trust account (the "Collection Account") titled "Norwest Bank Minnesota, National Association, as Trustee, of Banc One Financial Services Home Equity Loan Trust 1999-2, Collection Account." The Collection Account shall be an Eligible Account and may be established with the Trustee. On the Closing Date, the Seller shall deposit $68,172.41 into the Collection Account. No later than 12:00 noon New York time two Business Days prior to each Distribution Date (or, if a Deposit Event has occurred, within two Business Days following receipt thereof), the Master Servicer shall deposit or cause to be deposited into the Collection Account the following payments and collections received or made by it with respect to each Home Equity Loan (without duplication):

              (i) all payments received on or after the Cut-Off Date on account of principal and interest on the Home Equity Loans, and all Principal Prepayments In Full and Curtailments collected on and after the Cut-Off Date;

              (ii) all Net Liquidation Proceeds net of related Foreclosure Profits;

              (iii) all Insurance Proceeds to the extent not included in Net Liquidation Proceeds;

              (iv) any amounts payable in connection with the repurchase of any Home Equity Loan and the amount of any Substitution Adjustment pursuant to Sections 2.02, 2.05, 2.06 and 3.01;

              (v) all Released Mortgaged Property Proceeds; and

              (vi) any amount required to be deposited in the Collection Account pursuant to Sections 3.07, 3.18 or 5.04(e);

provided, however, that with respect to each Collection Period, the Master Servicer shall be permitted to retain (x) from payments in respect of interest on the Home Equity Loans, the Master Servicing Fee for such Collection Period and (y) from payments from Mortgagors, Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds, any unreimbursed Servicing Advances, Monthly Advances and Nonrecoverable Advances related thereto in accordance with
Section 3.03 hereof. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by Mortgagors or amounts received by the Master Servicer or any Servicer for the accounts of Mortgagors for application toward the payment of taxes, insurance premiums, assessments and similar items.

         (c) All funds (except for the funds deposited in the Collection Account on the Closing Date) in the Collection Account shall be invested as provided in
Section 5.04, including Eligible Investments which are obligations of the Master Servicer or any of its Affiliates if such Eligible Investments otherwise qualify as Eligible Investments.

         Section 3.03. Withdrawals from the Collection Account. The Master
                       ---------------------------------------
Servicer shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

              (i) no later than 2:00 p.m. New York time one Business Day prior to each Distribution Date or, if the Collection Account shall be maintained by the Trustee, with respect to funds invested in Eligible Investments permitted to mature not later than 9:00 a.m. on such Distribution Date pursuant to the last sentence of Section 5.04(a), no later than 9:00 a.m. New York time on such Distribution Date, to withdraw the portion of Available Funds then in the Collection Account and remit such funds to the Trustee for deposit into the Certificate Account;

              (ii) to reimburse the Master Servicer for any accrued unpaid Master Servicing Fees and for unreimbursed Monthly Advances and Servicing Advances to the extent not otherwise retained. The Master Servicer's right to reimbursement for unpaid Master Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Home Equity Loan, including Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Home Equity Loan in respect of which such reimbursed amounts are owed. The Master Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Home Equity Loan and to Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds on related Home Equity Loans;

              (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

              (iv) subject to Section 5.04 hereof, to make investments in Eligible Investments and to pay to the Master Servicer interest earned in respect of Eligible Investments or on funds deposited in the Collection Account;

              (v) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person;

              (vi) to pay the Master Servicer servicing compensation pursuant to
     Section 3.09 to the extent not retained or paid pursuant to Sections
     3.02(b);

              (vii) to reimburse the Master Servicer for Nonrecoverable Advances and expenses incurred pursuant to Section 7.03(a);

              (viii) to withdraw funds necessary for the conservation, operation, management, maintenance and disposition of REO Property pursuant to Section 3.07 to the extent not advanced by the Master Servicer; and

              (ix) to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Class R Certificateholders.

         Section 3.04. Maintenance of Hazard Insurance; Property Protection
                       ----------------------------------------------------
Expenses. The Master Servicer shall cause to be maintained a blanket policy
--------
providing fire and hazard insurance (excluding flood insurance) naming the Master Servicer and the Servicer as named insured parties and their designee as loss payee thereunder, and providing coverage in an amount which is at least equal to the unpaid principal balance owing on each Home Equity Loan without coinsurance. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance (excluding flood insurance) with extended coverage in an amount which is at least equal to the unpaid principal balance owing on each Home Equity Loan without coinsurance. Amounts collected by the Master Servicer under any such policies in connection with the Home Equity Loans, together with the deductible amounts which are applicable pursuant to the terms of such policy, shall be deposited in the Collection Account to the extent called for by Section 3.02. The Master Servicer shall (i) not monitor whether or not any Mortgagor maintains hazard insurance,
(ii) be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and (iii) be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Home Equity Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         Section 3.05. Maintenance of Mortgage Impairment Insurance. In the
                       --------------------------------------------
event that the Master Servicer shall obtain and maintain a blanket policy consistent with prudent industry standards with an insurer either (A) having a General Policy rating of A.VIII or better in Best's Key Rating Guide, or (B) approved by the Certificate Insurer, such approval not to be unreasonably withheld, insuring against fire and hazards of extended coverage on all of the Home Equity Loans that complies with the requirements of Section 3.04, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04. Upon the request of the Certificate Insurer or the Trustee, the Master Servicer shall cause to be delivered to the Certificate Insurer or the Trustee, as the case may be, a certificate of insurance evidencing such policy. In connection with its activities as administrator and servicer of the Home Equity Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

         Section 3.06. Fidelity Bond. The Master Servicer shall maintain with a
                       -------------
responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to Fannie Mae or Freddie Mac or otherwise in an amount as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Home Equity Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Master Servicer against losses, including losses resulting from forgery, theft, embezzlement, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Master Servicer against losses in connection with the release or satisfaction of a Home Equity Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.06 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee, the Certificate Insurer or any Certificateholder, the Master Servicer shall cause to be delivered to the Trustee, the Certificate Insurer and such Certificateholder a certificate of insurance evidencing such fidelity bond and insurance policy.

         Section 3.07. Management and Realization Upon Defaulted Home Equity
                       -----------------------------------------------------
Loans. The Master Servicer shall manage, conserve, protect and operate each REO
-----
Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Master Servicer shall, either itself or through an agent selected by the Master Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Master Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Master Servicer deems to be in the best interest of the Certificateholders and the Certificate Insurer.

         If a Deposit Event has occurred, the Master Servicer shall cause to be deposited, within two Business Days of receipt thereof or if a Deposit Event has not occurred, the Master Servicer shall cause to be deposited two Business Days prior to the related Distribution Date, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or cause the Trustee to withdraw therefrom, funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Master Servicer.

         The disposition of REO Property shall be carried out by the Master Servicer for cash at such price, and upon such terms and conditions, as the Master Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of sale of the REO Property shall be promptly deposited in the Collection Account in accordance with Section 3.02, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Master Servicing Fees and unreimbursed Monthly Advances payable to the Master Servicer in accordance with Section 3.03, for distribution to the Certificateholders in accordance with Section 5.01.

         The decision of the Master Servicer to foreclose on a defaulted Home Equity Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding and if such determination cannot be made, the Master Servicer shall deal with such Home Equity Loan in a manner consistent with the servicing standard in Section 3.01 hereof.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of Certificateholders and the Certificate Insurer.

         In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Home Equity Loan, the Master Servicer shall (i) dispose of such Mortgaged Property within three years after its acquisition or (ii) prior to the expiration of any extension to such three-year grace period which is requested on behalf of the Trust by the Master Servicer (at the expense of the Trust) more than 60 days prior to the end of such three-year grace period and granted by the Internal Revenue Service, unless the Master Servicer shall have received an Opinion of Counsel, with a copy to the Certificate Insurer, to the effect that the holding of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in
Section 860F of the Code or cause the Trust to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Master Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, in either case, that would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. If a period greater than three years is permitted under this Agreement and is necessary to sell any REO Property, the Master Servicer shall give appropriate notice to the Trustee and the Certificate Insurer and shall report monthly to the Trustee as to the progress being made in selling such REO Property.

         If the Master Servicer has actual knowledge that a Mortgaged Property which the Master Servicer is acquiring in foreclosure or by deed in lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will notify the Trustee and the Certificate Insurer prior to acquiring the Mortgaged Property. Nothing in this Section 3.07 shall affect the Master Servicer's right to deem certain advances proposed to be made Nonrecoverable Advances. For the purpose of this Section 3.07, actual knowledge of the Master Servicer means actual knowledge of a Responsible Officer of the Master Servicer involved in the servicing of the relevant Home Equity Loan. Actual knowledge of the Master Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

         Section 3.08. Trustee to Cooperate. Upon any Principal Prepayment In
                       --------------------
Full, the Master Servicer is authorized, on behalf of the Trustee, to execute, pursuant to the authorization contained in Section 3.01(e), an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Home Equity Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of two (2) copies of a Request for Release (in the form attached hereto as Exhibit G) signed by a Servicing Officer, or as a substitute therefor, the delivery to the Trustee of a request in a mutually agreeable electronic format which will, in lieu of a signature on its face, be sent by a Servicing Officer, release the related Mortgage File to the Master Servicer. The Trustee shall execute such documents, in the forms provided by the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists unless the Home Equity Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Request for Release shall be released by the Trustee to the Master Servicer.

         In order to facilitate the foreclosure of the Mortgage securing any Home Equity Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Trustee shall, if so requested in writing by the Master Servicer, execute an appropriate assignment in the form provided to the Trustee by the Master Servicer to assign such Home Equity Loan for the purpose of collection to the Master Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only) and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Home Equity Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Home Equity Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Home Equity Loan to the Trustee and return it to the place where the related Mortgage File was being maintained.

         Section 3.09. Servicing Compensation; Payment of Certain Expenses by
                       ------------------------------------------------------
Master Servicer. The Master Servicer shall be entitled to retain the Master
---------------
Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Home Equity Loans. Moreover, additional servicing compensation in the form of prepayment penalties, late payment charges, bad check charges or assumption fees or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits and, subject to Section 5.04(e), investment income on the Certificate Account and the Collection Account shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Trust or the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 3.10. Annual Statement as to Compliance.
                       ---------------------------------

         (a) The Master Servicer will deliver to the Trustee, the Certificate Insurer and the Rating Agencies, on or before May 31st of each year, beginning in 2000 (for the fiscal year ending December 1999), an Officer's Certificate stating that (i) a review of the activities of the Master Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its material obligations under this Agreement throughout such fiscal year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Master Servicer shall promptly notify the Trustee, the Certificate Insurer and the Rating Agencies upon any change in the basis on which its fiscal year is determined.

         (b) The Master Servicer shall deliver to the Trustee, the Depositor, the Certificate Insurer and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which, with the giving of notice or the lapse of time or both, would become a Servicer Default.

         Section 3.11. Annual Servicing Report. On or before May 31st of each
                       -----------------------
year, beginning in 2000 (for the fiscal year ending December 1999), the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a letter or letters to the Depositor, the Trustee, the Certificate Insurer and the Rating Agencies to the effect that such firm has, with respect to the Master Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 3.12. Access to Certain Documentation and Information Regarding
                       ---------------------------------------------------------
the Home Equity Loans. The Master Servicer shall provide to the Trustee, the
---------------------
Certificate Insurer and Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Home Equity Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 3.13. Reports of Foreclosures and Abandonments of Mortgaged
                       -----------------------------------------------------
Properties, Returns Relating to Mortgage Interest Received from Individuals and
-------------------------------------------------------------------------------
Returns Relating to Cancellation of Indebtedness. The Master Servicer shall make
------------------------------------------------
reports of foreclosures and abandonments of any Mortgaged Property for each year beginning in 2000. The Master Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) on behalf of the Trust acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Home Equity Loan or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

         Section 3.14. Advances by the Master Servicer.
                       -------------------------------

         (a) Not later than the close of business on the second Business Day prior to each Distribution Date, the Master Servicer shall remit to the Trustee for deposit in the Certificate Account an amount to be distributed on such Distribution Date pursuant to Section 5.01, equal to the sum of 30 days of interest on each Home Equity Loan for which a monthly payment has not been received by the Master Servicer with respect to the related Collection Period (net of the Master Servicing Fee) by the close of business on the related Determination Date; such amount being defined herein as the "Monthly Advance". The Master Servicer may fund all or a portion of the Monthly Advance with respect to the Home Equity Loans by instructing the Trustee on the related Determination Date to use funds deposited in the Collection Account which are not part of Available Funds for the related Distribution Date; provided that if such funds are so used the Master Servicer on notice to the Trustee shall replace such funds on or before any subsequent Determination Date on which such funds are required to be part of the Available Funds.

         (b) Notwithstanding anything herein to the contrary, no Servicing Advance or Monthly Advance shall be required to be made hereunder if the Master Servicer determines in its good faith business judgment that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance.

         Section 3.15. Superior Liens. To the extent not previously filed by the
                       --------------
related original lenders, the Master Servicer shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

         If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Master Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders and the Certificate Insurer, and/or to preserve the security of the related Home Equity Loan, subject to the application of the REMIC Provisions in accordance with the terms of this Agreement. The Master Servicer shall immediately notify the Trustee and the Certificate Insurer in writing of any such action or circumstances. The Master Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificateholders. Such advance shall be a Servicing Advance. Any action or inaction on the part of the Master Servicer in accordance with such written instructions shall be deemed to be in the best interests of the Certificateholders. The Master Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Home Equity Loan and in no event in an amount that is greater than the Principal Balance of the related Home Equity Loan, except with consent of the Certificate Insurer, which consent shall not be unreasonably withheld. The Master Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

         Notwithstanding the foregoing, the Master Servicer may change, modify or amend any or all of the foregoing procedures if such change, modification or amendment is applicable to the Home Equity Loans and all other home equity loans serviced by the Master Servicer and is otherwise in accordance with Section 3.01.

         Section 3.16. Assumption Agreements. When a Mortgaged Property has been
                       ---------------------
or is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its right to accelerate the maturity of the related Home Equity Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Master Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or, in the commercially reasonable judgment of the Master Servicer, such conveyance would not be materially adverse to the interests of the Certificateholders or the Certificate Insurer. The Master Servicer shall to the extent it has knowledge of such conveyance or prospective conveyance, be authorized to enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person shall become liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor shall remain liable thereon. The Master Servicer, in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Home Equity Loans, is also authorized to enter into a substitution of liability whereby such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which original shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section, the Master Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Home Equity Loan. Any fee collected by the Master Servicer for consenting to such conveyance or entering into such modification shall be retained by or paid to the Master Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Equity Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 3.17. Payment of Taxes, Insurance and Other Charges. With
                       ---------------------------------------------
respect to each Home Equity Loan, the Master Servicer shall not be required to maintain records relating to payment of taxes or insurance (including hazard insurance).

         Section 3.18. Compensating Interest. Not later than the close of
                       ---------------------
business on the second Business Day prior to each Distribution Date, the Master Servicer shall remit to the Collection Account an amount equal to the Compensating Interest for such Distribution Date. Except for any distributions to the Master Servicer pursuant to Section 5.01(a)(xi), the Master Servicer shall not have the right to reimbursement for any amounts deposited to the Collection Account pursuant to this Section.

                                   ARTICLE IV

                        The Certificate Insurance Policy

         Section 4.01. The Certificate Insurance Policy. As soon as possible,
                       --------------------------------
and in no event later than 12:00 noon, New York time, on the second Business Day immediately preceding each Distribution Date, the Trustee shall, based on information provided to it by the Master Servicer, determine the amount of Available Funds (net of any Insured Payments) for such Distribution Date minus the amount of any Premium Amount and Trustee Fee to be paid on such Distribution Date.

         If for any Distribution Date an Insured Payment is due, the Trustee shall complete a notice in the form set forth as Exhibit A to the Certificate Insurance Policy (the "Notice") and shall submit such Notice to the Certificate Insurer no later than 12:00 noon, New York time, on the second Business Day immediately preceding such Distribution Date. The Notice shall constitute a claim for an Insured Payment in an amount equal to the Insured Payment due with respect to the Class A Certificates for and on such Distribution Date. Upon receipt of the Insured Payments, at or prior to the latest time payments of the Insured Payments are to be made by the Certificate Insurer pursuant to the Certificate Insurance Policy, on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Payments in the Certificate Account in accordance with the Notice and the Certificate Insurance Policy and shall distribute such Insured Payments only in accordance with Section 5.01(a)(iii),
(iv) and (v).

         Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to such Class A Certificate, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust in respect of such Insured Payments as the deemed assignee of such Holder and shall be entitled to be reimbursed therefore in accordance with Section 5.01. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it and they recognize that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Certificate Insurer will be entitled to be reimbursed therefore in accordance with Section 5.01.

         Section 4.02. Claims Upon the Certificate Insurance Policy. The Trustee
                       --------------------------------------------
shall comply with the provisions of the Certificate Insurance Policy with respect to claims upon the Certificate Insurance Policy.

         The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior written notice to the Trustee.

         In the event that the Trustee has received a certified copy of an order of the appropriate court that any amount distributed on the Class A Certificates, including any amounts represented by an Insured Payment, has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Certificate Insurance Policy to obtain payment by the Certificate Insurer of such voided amount distributed, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail to Certificateholders of the affected Class A Certificates that, in the event any such Certificateholder's amount distributed is so recovered, such Certificateholder will be entitled to payment pursuant to the Certificate Insurance Policy, a copy of which shall be made available through the Trustee or the Certificate Insurer, and the Trustee shall furnish to the Certificate Insurer its records evidencing the payments which have been made by the Trustee and subsequently recovered from such Certificateholders, and dates on which such payments were made.

         The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Certificateholder of Class A Certificates, by its purchase of Class A Certificates, the Master Servicer, the Seller and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Class A Certificateholder, the Master Servicer, the Seller and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Master Servicer, the Seller, the Trustee and each Class A Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

                                   ARTICLE V

                 Payments and Statements to Certificateholders;
                          Rights of Certificateholders

         Section 5.01. Distributions.
                       -------------

         (a) On each Distribution Date, the Trustee shall withdraw from the Certificate Account the Available Funds, together with any Insured Payments under the Certificate Insurance Policy, and make distributions thereof as described below and to the extent of such amounts in the following order of priority:

              (i) to the Trustee, the Trustee Fee for such Distribution Date and to the Certificate Insurer, the Premium Amount owing to the Certificate Insurer under the Insurance Agreement;

              (ii) to the Master Servicer, the amount of any accrued and unpaid Master Servicing Fee for such Distribution Date;

              (iii) concurrently to the holders of each Class of Class A Certificates pro rata, the Current Monthly Interest Amount for such Class for such Distribution Date;

              (iv) concurrently to the holders of each Class of Class A Certificates pro rata, any Unpaid Interest Shortfalls, together with any Interest on Unpaid Interest Shortfalls, for such Class for such Distribution Date;

              (v) to the holders of the Class A Certificates in reduction of their Class Principal Balances, an aggregate amount equal to the Formula Principal Distribution Amount for such Distribution Date (but not in excess of the Certificate Principal Balance or in excess of the aggregate amount, if any, necessary to be distributed on such Distribution Date so that the Overcollateralization Amount equals the Required Overcollateralization Amount), such amount to be allocated among the Class A Certificates as follows;

                   (a) to the Class A-7 Certificateholders, up to the Priority Amount for such Distribution Date;

                   (b) sequentially, to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in that order, until the Class Principal Balance of each such Class has been reduced to zero; and

                   (c) to the Class A-7 Certificateholders, without regard to the Priority Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

              (vi) to the Certificate Insurer, the Reimbursement Amount owing to the Certificate Insurer hereunder;

              (vii) to the Master Servicer, the amount of Nonrecoverable Advances not previously reimbursed;

              (viii) to the holders of the Class A Certificates in reduction of their Class Principal Balances, an aggregate amount equal to the Distributable Excess Spread for such Distribution Date (but not in excess of the Certificate Principal Balance), such amount to be allocated among the Class A Certificates as follows;

                   (a) to the Class A-7 Certificateholders, after taking into account the amount paid pursuant to clause (v)(a) up to the Priority Amount for such Distribution Date;

                   (b) sequentially, to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in that order, until the Class Principal Balance of each such Class has been reduced to zero; and

                   (c) to the Class A-7 Certificateholders, without regard to the Priority Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

              (ix) to the Certificate Insurer, any other amounts owing to the Certificate Insurer under the Insurance Agreement;

              (x) concurrently, to the holders of each Class of Class A Certificates pro rata, any Prepayment Interest Shortfall for such Distribution Date and any Prepayment Interest Shortfalls that were not paid on prior Distribution Dates pursuant to this clause (x), with interest thereon (to the extent permitted by applicable law) at the applicable Certificate Rate that accrued during the related Interest Period on the amount of any unpaid Prepayment Interest Shortfalls from prior Distribution Dates;

              (xi) to the Master Servicer, first to the reimbursement for any Compensating Interest, second, to the reimbursement of any unreimbursed Servicing Advances and third, to the reimbursement of any unreimbursed Monthly Advances;

              (xii) to the Trustee, (A) any fee payable in connection with a termination of any Servicing Agreement pursuant to Section 3.01(e), (B) all costs or expenses associated with any transfer of servicing pursuant to
     Section 3.01(e), 3.01(g) or 8.01(b) and (C) to the extent not paid by the Master Servicer, any indemnification for Losses pursuant to Section 9.05.

              (xiii) to the holder of the Class R Certificate, any remaining balance (after deducting and paying to the Master Servicer the amounts, if any, necessary to reimburse the Master Servicer pursuant to Section 7.03(b)).

         Notwithstanding the foregoing, on any Distribution Date during the continuance of a Certificate Insurer Default, all distributions pursuant to clauses (v) and (viii) above shall be made pro rata on such Classes of Certificates, based on their respective Class Principal Balances on such Distribution Date.

         (b) Method of Distribution. The Trustee shall make distributions in
             ----------------------
respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by wire transfer to an account with a banking or financial institution in the United States or check or money order mailed to such Certificateholder at the address appearing in the Certificate Register. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

         (c) Distributions on Book-Entry Certificates. Each distribution with
             ----------------------------------------
respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Paying Agent, the Certificate Registrar, the Depositor, the Master Servicer, the Certificate Insurer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

         (d) Distribution of Insured Payments. With respect to any Distribution
             --------------------------------
Date, in the event of an Insured Payment, the Trustee shall make such payments from the amount drawn under the Certificate Insurance Policy pursuant to Section
4.01 for such Distribution Date in accordance with Section 5.01(a)(iii), (iv) and (v). The Certificate Insurer shall be deemed to be the assignee of the Holders of the Class A Certificates to the extent of any amount of Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy and to such extent, shall be the subrogee of each such Holder of the Class A Certificates; provided, however, that any such right of subrogation inuring to the Certificate Insurer hereunder or otherwise shall be and is subordinated to the rights under this Agreement of the Holders of the Class A Certificates and in accordance with Section 5.01(a).

         Section 5.02. Statements.
                       ----------

         (a) Not later than 12:00 noon, New York time, on each Determination Date, the Master Servicer shall deliver to the Trustee a monthly report (the "Monthly Report") in a form and format mutually agreeable to the Master Servicer and the Trustee containing the information set forth in Exhibit D hereto as to each Home Equity Loan as of the end of the preceding Collection Period and such other information as the Trustee shall reasonably require, including, without limitation, all information necessary to enable the Trustee to make the payments required by Section 5.01(a). Each Monthly Report shall be accompanied by an Officer's Certificate of the Master Servicer. On the Business Day preceding the Distribution Date, the Trustee shall deliver to the Certificate Insurer and the Depositor, by telecopy, with a hard copy thereof to be delivered on such Distribution Date, a copy of the Monthly Report containing the information set forth below with respect to such Distribution Date:

              (i) The Available Funds and the amount of the Insured Payment, if any, for the related Distribution Date;

              (ii) The Class Principal Balance of each Class, the Pool Principal Balance as reported in the prior Monthly Report or, in the case of the first Determination Date, the Class Principal Balance of each Class and the Cut-Off Date Pool Principal Balance;

              (iii) The aggregate amount of collections received on the Home Equity Loans on or prior to such Determination Date in respect of the preceding Collection Period, separately stating the amounts received in respect of principal and interest;

              (iv) The number and Principal Balances of all Home Equity Loans that were the subject of Principal Prepayment In Full during the related Collection Period;

              (v) The amount of all Curtailments that were received during the Collection Period;

              (vi) The principal portion of all Monthly Payments received during the Collection Period;

              (vii) The interest portion of all Monthly Payments received on the Home Equity Loans during the Collection Period;

              (viii) The amount required to be paid by the Seller or the Master Servicer (reported separately) pursuant to Sections 2.02, 2.05, 2.06 or 3.01(j);

              (ix) The amount of the Monthly Advances and the Compensating Interest payment to be made with respect to such Distribution Date;

              (x) The Formula Principal Distribution Amount for the related Distribution Date, the portion thereof to be distributed on each Class of Certificates then entitled to distributions of principal;

              (xi) The Class Interest Distribution for the related Distribution Date to be distributed on each Class of Certificates;

              (xii) The amount to be distributed to the Class R
     Certificateholders for the related Distribution Date;

              (xiii) The Certificate Principal Balance (after giving effect to any distributions of principal to be made on the Class A Certificates on the related Distribution Date);

              (xiv) The weighted average remaining term to maturity of the Home Equity Loans and the weighted average Loan Rate;

              (xv) (a) The Master Servicing Fee to be retained by the Master Servicer and (b) the amounts paid to the Certificate Insurer, separately stated, and the Reimbursement Amount to be paid to the Certificate Insurer pursuant to Section 5.01(a)(v) and other amounts due and owing to the Certificate Insurer under the Insurance Agreement and to be paid pursuant to Section 5.01(a)(ix);

              (xvi) The amount of all payments or reimbursements to the Master Servicer pursuant to Section 3.03;

              (xvii) The Overcollateralization Amount, the Required Overcollateralization Amount and the Distributable Excess Spread for such Distribution Date;

              (xviii) The number of Home Equity Loans outstanding at the beginning and at the end of the related Collection Period;

              (xix) The Pool Principal Balance and the aggregate Principal Balance of the three (3) largest Home Equity Loans as of the end of the Collection Period related to such Distribution Date;

              (xx) The number and aggregate Principal Balances of Home Equity Loans (w) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (x) that have become REO Properties, in each case as of the end of the preceding Collection Period,
     (y) that are in foreclosure and (z) the Mortgagor of which is the subject of any bankruptcy or insolvency proceeding;

              (xxi) The unpaid principal amount of all Home Equity Loans that became Liquidated Home Equity Loans during such Collection Period;

              (xxii) The Net Liquidation Proceeds received during such Collection Period;

              (xxiii) The book value (within the meaning of 12 C.F.R. Section
     571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

              (xxiv) Whether a Servicer Default has occurred or is continuing;

              (xxv) Such other information as is required by the Code and regulations thereunder to be made available to Holders of the Class A Certificates;

              (xxvi) The aggregate Premium Amount to be paid to the Certificate Insurer pursuant to Section 5.01(a)(i); and

              (xxvii) The cumulative amount of Liquidation Loan Losses since the Cut-Off Date.

              (xxviii) The Monthly Loss Rate and the Rolling Twelve Month Loss Rate for such Distribution Date.

         The Trustee shall forward such report concurrently with each distribution to the Certificateholders, the Rating Agencies, the Certificate Insurer, Bloomberg (at 499 Park Avenue, New York, New York 10022, Attention:
Mike Geller) and Intex Solutions (at 35 Highland Circle, Needham, Massachusetts 02144, Attention: Harold Brennman) on the related Distribution Date. The Trustee may fully rely upon and shall have no liability with respect to information provided by the Master Servicer.

         To the extent that there are inconsistencies between the telecopy of the Monthly Report and the hard copy thereof, the Master Servicer may rely upon the latter.

         The delivery of such Monthly Report to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Master Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

         In the case of information furnished pursuant to subclauses (x) and
(xi) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

         (b) Within 60 days after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Certificateholder of a Class A Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (x) and (xi) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

         (c) On each Distribution Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A
Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate.

         (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall deliver to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

         (e) The Master Servicer and the Trustee shall furnish to the Certificate Insurer during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the Certificate Insurer as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions (if requested in writing) as the Certificate Insurer as the case may be, may reasonably require; provided that the Master Servicer and the Trustee shall be entitled to be reimbursed by the Certificate Insurer, for their respective fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

         (f) Reports and computer tapes furnished by the Master Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent provided in this Agreement and to the extent required by law or to the Rating Agencies, the Depositor, the Certificate Insurer, and to the extent the Seller instructs the Trustee in writing to furnish information regarding the Trust or the Home Equity Loans to third-party information providers. No Person entitled to receive copies of such reports or tapes or lists of Certificateholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement.

         Section 5.03. Certificate Account. The Trustee shall establish with
                       -------------------
Norwest Bank Minnesota, National Association a separate trust account (the "Certificate Account") titled "Norwest Bank Minnesota, National Association, as Trustee, of Banc One Financial Services Home Equity Loan Trust 1999-2 Certificate Account." The Certificate Account shall be an Eligible Account. The Trustee shall deposit amounts representing payments on and any collections in respect of the Home Equity Loans received by it, if any, immediately following receipt thereof, including, without limitation, all amounts withdrawn from the Collection Account pursuant to Section 3.03 for deposit to the Certificate Account. Amounts on deposit in the Certificate Account may be invested in Eligible Investments pursuant to Section 5.04.

         Section 5.04. Investment of Accounts.
                       ----------------------

         (a) So long as no Servicer Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account (other than the amounts deposited in the Collection Account on the Closing Date) held by or in the name of the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Master Servicer, in one or more Eligible Investments (including Eligible Investments which are obligations of the Master Servicer or any of its Affiliates if such Eligible Investments otherwise qualify as Eligible Investments) bearing interest or sold at a discount; such direction to be signed by a Servicing Officer. If a Servicer Default shall have occurred and be continuing or if the Master Servicer does not provide investment directions, the Trustee shall invest all Accounts in Eligible Investments described in paragraphs (v) or (vi) of the definition of Eligible Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date; provided, that with respect to any Account maintained by the Trustee, investments that are obligations of the Trustee shall mature on the Distribution Date.

         (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No liquidation of amounts of investments in an Account will be required prior to maturity unless the proceeds are needed for disbursements.

         (c) The Trustee shall not in any way be held liable for the selection of Eligible Investments to be purchased or sold pursuant to this Section or by reason of any investment loss or charge or any insufficiency in any Account held by or in the name of the Trustee resulting from any investment loss on any Eligible Investment included therein unless the Trustee's failure to perform in accordance with this Section is the cause of such loss or charge except to the extent that the Trustee is the obligor and has defaulted thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Master Servicer to provide timely written investment direction.

         (d) The Trustee shall invest and reinvest funds in the Accounts held by or in the name of the Trustee, to the fullest extent practicable, in such manner as the Master Servicer shall from time to time direct as set forth in Section 5.04(a), but only in one or more Eligible Investments.

         (e) So long as no Servicer Default shall have occurred and be continuing, all net income and gain realized from investment of, and all realized earnings on, funds deposited in the Collection Account and the Certificate Account shall be for the benefit of the Master Servicer as servicing compensation (in addition to the Master Servicing Fee), and shall be subject to withdrawal on or before the fourth Business Day of the month following the month in which such income or gain is received. In the case of investments in Eligible Investments made at the written direction of the Master Servicer for which there is a loss in excess of the income and gain thereon, the Master Servicer shall deposit in the Collection Account or the Certificate Account, as applicable, the amount of such net loss immediately upon realization from the Master Servicer's own funds, without any right to reimbursement therefor.

                                   ARTICLE VI

                                The Certificates

         Section 6.01. The Certificates. Each of the Class A Certificates and
                       ----------------
Class R Certificates shall be substantially in the forms set forth in Exhibits A and B hereto, respectively, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust. Each Class of Class A Certificates shall be initially evidenced by one or more certificates representing a fraction of the Original Class Principal Balance and shall be held in minimum dollar denominations of $1,000 and dollar multiples in excess thereof, except that one Class of each Class of the Class A Certificate may be in a different denomination so that the sum of the denominations of all outstanding Class A Certificates shall equal the Original Class Principal Balance.

         The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by an authorized officer of the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02(c), the Class A Certificates shall be Book-Entry Certificates. The Class R Certificates shall not be Book-Entry Certificates.

         Section 6.02. Registration of Transfer and Exchange of Certificates.
                       -----------------------------------------------------

         (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

         Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository or its nominee; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct and indirect participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement the terms of this Agreement shall control.

         (c) If (i) (x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Default, the Certificate Owners of each Class of Class A Certificates representing Percentage Interests aggregating not less than 51% advises the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners, upon surrender to the Certificate Registrar of each Class of Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (ii) above, or the Seller's expense, in the case of (i) and (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Master Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (d) Except with respect to the initial transfer of the Class R Certificates by the Depositor to or upon the order of the Seller or its Affiliate, no transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit H) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferee to execute a certificate (in substantially the form attached hereto as Exhibit E) and an investment letter (in substantially the form attached hereto as Exhibit H) acceptable to and in form reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Class R Certificate or a Class A Certificate of a Class of Class A Certificates with respect to which a Widely-Held Certification was not delivered (each, an "ERISA-Restricted Certificate") shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form satisfactory to the Trustee and the Depositor, (such requirement is satisfied by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit E hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel in form satisfactory to the Trustee which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates) unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel in form satisfactory to the Trustee as described above shall be void and of no effect; provided, however, that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee an Opinion of Counsel in form satisfactory to the Trustee to the effect that the purchase or holding of an ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement. The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

         Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

              (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

              (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

              (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form satisfactory to it, of each of the following:

                   A. an affidavit in the form of Exhibit I hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                   B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

              (iv) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

              (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

              (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee will receive reasonable compensation from the party making such request and will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

         The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC. The Trustee shall be the initial holder of the Tax Matter Person Residual Interest.

         (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

         Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i)
                       -------------------------------------------------
any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 6.04. Persons Deemed Owners. Prior to due presentation of a
                       ---------------------
Certificate for registration of transfer, the Master Servicer, the Depositor, the Trustee, the Certificate Registrar, the Certificate Insurer, any Paying Agent and any agent of the Master Servicer, the Depositor, the Certificate Registrar, any Paying Agent, the Certificate Insurer or the Trustee may (subject to Section 5.01(b)) treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Master Servicer, the Trust, the Trustee, the Certificate Insurer, the Depositor, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

         Section 6.05. Appointment of Paying Agent.
                       ---------------------------

         (a) The Paying Agent shall make distributions to Certificateholders from the Certificate Account pursuant to Section 5.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Certificate Account pursuant to Section 5.01 and for the purpose of making the distributions referred to in Section 5.01 and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor and the Certificate Insurer.

         (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                  ARTICLE VII

                The Seller, the Master Servicer and the Depositor

         Section 7.01. Liability of the Seller, the Master Servicer and the
                       ----------------------------------------------------
Depositor. The Seller and the Master Servicer shall be liable in accordance
---------
herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or the Master Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken herein by the Depositor.

         Section 7.02. Merger or Consolidation of, or Assumption of the
                       ------------------------------------------------
Obligations of, the Seller, the Master Servicer, or the Depositor. Any Person
-----------------------------------------------------------------
into which the Seller, the Master Servicer or Depositor may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller, the Master Servicer or the Depositor shall be a party, or any Person succeeding to the business of the Seller, the Master Servicer or the Depositor, shall be the successor of the Seller, the Master Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Master Servicer shall satisfy all the requirements of Section 8.02 with respect to the qualifications of a successor Master Servicer.

         Section 7.03. Limitation on Liability of the Master Servicer and
                       --------------------------------------------------
Others.
------

         (a) Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Master Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer or by reason of its reckless disregard of its obligations and duties of the Master Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Master Servicer to indemnity in the event that amounts advanced by the Master Servicer to retire any senior lien exceed Net Liquidation Proceeds realized with respect to the related Home Equity Loan. The preceding sentence shall not limit the obligations of the Master Servicer pursuant to Section 9.05. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Home Equity Loan or Home Equity Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder; and such amounts shall be payable only pursuant to Section 3.03(vii).

         (b) The Master Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Master Servicer shall be entitled to be reimbursed therefor only from amounts distributable pursuant to Section 5.01(a)(xii). The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to
Section 7.04 or 8.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Master Servicer solely in its capacity as Master Servicer hereunder and in no other capacities.

         Section 7.04. Master Servicer Not to Resign. Subject to the provisions
                       -----------------------------
of Section 7.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor master servicer to the Trustee in writing and such proposed successor master servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor master servicer stating that the proposed appointment of such successor master servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current ratings of the Class A Certificates; and (c) such proposed successor master servicer is reasonably acceptable to the Certificate Insurer, as evidenced by a letter to the Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until such successor master servicer or, in the case of (i) above, the Trustee shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 8.02; and provided, further, that any Affiliate of the Master Servicer whose senior, unsecured long-term debt rating is at least "Baa2" by Moody's or "BBB" by S&P at the time of appointment shall be deemed to be reasonably acceptable to the Trustee. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

         Section 7.05. Delegation of Duties. In the ordinary course of business,
                       --------------------
the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04. The Master Servicer shall provide the Trustee and the Certificate Insurer with written notice prior to the delegation of any of its duties to any Person other than to Banc One Financial Services, Inc., or any of the Master Servicer's Affiliates or their respective successors and assigns.

         Section 7.06. Indemnification of the Trust by the Master Servicer. The
                       ---------------------------------------------------
Master Servicer shall indemnify and hold harmless the Trust and the Trustee and its officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of its activities in servicing or administering the Home Equity Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer's misfeasance, bad faith or gross negligence. Any such indemnification shall be payable by the Master Servicer and shall not be payable from the assets of the Trust. The provisions of this Section 7.06 shall survive termination of the Agreement or the earlier of the resignation or removal of the Trustee.

         Section 7.07. Inspection. The Master Servicer shall (and shall require
                       ----------
any Servicer in the related Servicing Agreement to) afford the Certificate Insurer, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer and each Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish to the Certificate Insurer the Master Servicer's most recent publicly available financial statements and each Servicer's most recent financial statements (annual or quarterly statements, as the case may be) and such other information relating to their capacity to perform their obligations under this Agreement as the Master Servicer or such Servicer possesses.

                                  ARTICLE VIII

                                     Default

         Section 8.01. Servicer Default.
                       ----------------

         If any one of the following events ("Servicer Default") shall occur and be continuing:

              (i) (A) The failure by the Master Servicer to make any Monthly Advance (other than a Nonrecoverable Advance); or (B) any other failure by the Master Servicer to deposit in the Collection Account or the Certificate Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Certificate Insurer or holders of Class A Certificates evidencing a Percentage Interest of at least 25%;

              (ii) The failure by the Master Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Certificate Insurer or holders of Class A Certificates evidencing a Percentage Interest of at least 25%;

              (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; provided, however, that if the Master Servicer voluntarily elects not to contest or challenge such decree or order, such 60 day period shall not apply, and a Servicer Default shall be deemed to have occurred upon the entry of such decree or order;

              (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

              (v) The occurrence of a Master Servicer Termination Delinquency Rate Trigger or a Master Servicer Termination Loss Trigger;

then, and in each and every such case, so long as a Servicer Default shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i) (A) above, if such Monthly Advance is not made by 4:00 P.M., New York time, on the second Business Day following written notice to the Master Servicer of such event given to the Master Servicer by the Trustee, the Trustee shall terminate by written notice to the Master Servicer all of the rights and obligations of the Master Servicer under this Agreement and the Trustee, or a successor master servicer appointed in accordance with the terms of Section 8.02, shall immediately make such Monthly Advance and assume, pursuant to the terms of Section 8.02, the duties of a successor Master Servicer and (y) in the case of (i) (B), (ii), (iii) and (iv) above, the Trustee shall, at the direction of the Certificate Insurer or the Holders of each Class of Class A Certificates evidencing Percentage Interests aggregating not less than 51% (with the consent of the Certificate Insurer so long as no Certificate Insurer Default exists), by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Upon the written notice to the Master Servicer of the occurrence of clause (v) above, the Trustee at the direction of the Certificate Insurer may declare a Servicer Default and may terminate all of the rights and obligations of the Master Servicer hereunder by giving written notice of such action to the Seller, the Master Servicer, the Depositor and the Trustee. The Certificate Insurer agrees that, in making its decision to remove the Master Servicer under clause (v) above, it shall consider, among other factors, whether the Master Servicer's servicing practices have been in compliance with the servicing standards set forth herein. Any notice given pursuant to this Section to the Master Servicer shall also be given to each Rating Agency and the Depositor. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Home Equity Loans or otherwise, shall pass to and be vested in the Trustee or a duly appointed successor master servicer pursuant to and under this Section; and, without limitation, the Trustee or such successor master servicer is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Home Equity Loan and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Master Servicer in the Collection Account or thereafter received by the Master Servicer with respect to the Home Equity Loans. The Trustee shall be entitled to be reimbursed by the Master Servicer for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Home Equity Loans properly and effectively.

         Section 8.02. Trustee to Act; Appointment of Successor.
                       ----------------------------------------

         (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 or on or after any resignation pursuant to
Section 7.04(i) provided, that in the case of Section 7.04(i) the Opinion of Counsel required by that Section shall have been received, the Trustee shall immediately make any Monthly Advances which are then due and, within 90 days of receipt of the notice of termination or resignation of the Master Servicer, will become the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Master Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan Master Servicer having a net worth of not less than $50,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that any such successor Master Servicer shall be acceptable to the Certificate Insurer, as evidenced by the Certificate Insurer's prior written consent which consent shall not be unreasonably withheld; provided, further, that any Affiliate of the Master Servicer whose senior, unsecured long-term debt rating is at least "Baa2" by Moody's or "BBB" by S&P at the time of appointment shall be deemed to be reasonably acceptable to the Trustee; and provided, further, that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Home Equity Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to pay any deductible under an insurance policy pursuant to Section 3.05 or to indemnify the Trustee pursuant to Section 7.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor, including the Trustee, to the Master Servicer as Master Servicer shall during the term of its service as Master Servicer (i) continue to service and administer the Home Equity Loans for the benefit of Certificateholders and the Certificate Insurer, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.06.

         Section 8.03. Waiver of Defaults. The Majority Certificateholders with
                       ------------------
the consent of the Certificate Insurer (a copy of which shall be delivered to the Trustee) or the Certificate Insurer may, on behalf of all Certificateholders, waive any events permitting removal of the Master Servicer as Master Servicer pursuant to this Article VIII, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

         Section 8.04. Notification to Certificateholders. Upon any termination
                       ----------------------------------
or appointment of a successor to the Master Servicer pursuant to this Article VIII or Section 7.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the Certificate Insurer and each Rating Agency.

         Section 8.05. Rights of the Certificate Insurer to Exercise Rights of
                       -------------------------------------------------------
Class A Certificateholders. By accepting its Certificate, each Class A
--------------------------
Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall be subrogated to the rights of the Certificateholders and shall be deemed to be the Certificateholders for all purposes (other than with respect to payment on the Certificates) and shall have the right to exercise all rights of the Class A Certificateholders under this Agreement and under each Class of Class A Certificates without any further consent of the Class A Certificateholders, including, without limitation:

              (i) the right to require the Seller to repurchase Home Equity Loans pursuant to Section 2.02 or 2.05;

              (ii) the right to give notices of breach or to terminate the rights and obligations of the Master Servicer as servicer pursuant to
     Section 8.01 and to consent to or direct waivers of Master Servicer defaults pursuant to Section 8.03;

              (iii) the right to direct actions of the Trustee pursuant to
     Section 8.01;

              (iv) the right to direct the Trustee to investigate certain matters pursuant to Section 9.02;

              (v) the right to remove the Trustee pursuant to Section 9.07;

              (vi) the right to direct foreclosures upon the failure of the Master Servicer to do so in accordance with this Agreement; and

              (vii) any rights or remedies expressly given the Majority Certificateholders.

In addition, each Certificateholder agrees that unless a Certificate Insurer Default exists, the rights specifically enumerated in this Agreement may be exercised by the Certificateholders only with the prior written consent of the Certificate Insurer.

         Section 8.06. Trustee to Act Solely with Consent of the Certificate
                       -----------------------------------------------------
Insurer. Unless a Certificate Insurer Default exists, the Trustee shall not,
-------
without the Certificate Insurer's consent or unless directed by the Certificate
Insurer:

              (i) terminate the rights and obligations of the Master Servicer as Master Servicer pursuant to Section 8.01;

              (ii) agree to any amendment pursuant to Article XI, provided, however, that such consent shall not be unreasonably withheld; or

              (iii) undertake any litigation.

         The Certificate Insurer may, in writing delivered to the Trustee and in its sole discretion renounce all or any of its rights under Section 8.05, 8.06 or 8.07 or any requirement for the Certificate Insurer's consent for any period of time.

         Section 8.07. Home Equity Loans, Trust and Accounts Held for Benefit of
                       ---------------------------------------------------------
the Certificate Insurer. The Trustee shall hold the Trust and the Mortgage Files
-----------------------
(as set forth in Section 2.01) for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.

         The Master Servicer hereby acknowledges and agrees that it shall service the Home Equity Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

         Section 8.08. Certificate Insurer Default. Notwithstanding anything
                       ---------------------------
elsewhere in this Agreement or in the Certificates to the contrary, if a Certificate Insurer Default exists, or if and to the extent the Certificate Insurer has delivered its written renunciation of its rights, the provisions of this Article VIII and all other provisions of this Agreement which (a) permit the Certificate Insurer to exercise rights of the Certificateholders, (b) restrict the ability of the Certificateholders, the Master Servicer or the Trustee to act without the consent or approval of the Certificate Insurer, (c) provide that a particular act or thing must be acceptable to the Certificate Insurer, (d) permit the Certificate Insurer to direct (or otherwise to require) the actions of the Trustee, the Master Servicer or the Certificateholders, (e) provide that any action or omission taken with the consent, approval or authorization of the Certificate Insurer shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder or (f) which have a similar effect, shall be of no further force and effect and the Trustee shall administer the Trust and perform its obligations hereunder solely for the benefit of the Holders of the Certificates. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed to have released the Certificate Insurer from any obligation or liability it may have to any party or to the Certificateholders hereunder, under any other agreement, instrument or document (including, without limitation, the Certificate Insurance Policy) or under applicable law. At such time as the Class A Certificates are no longer outstanding hereunder and no amounts owed to the Certificate Insurer hereunder remain unpaid, the Policy shall be terminated and returned to the Certificate Insurer, whereupon the Certificate Insurer's rights hereunder shall terminate.

                                   ARTICLE IX

                                   The Trustee

         Section 9.01. Duties of Trustee. The Trustee, prior to the occurrence
                       -----------------
of a Servicer Default and after the curing or waiver of all Servicer Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default has occurred (which has not been cured or waived) of which a Responsible Officer of the Trustee at the Corporate Trust Office has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs, unless it is acting as successor Master Servicer in which case it shall use, when acting in such capacity, the same degree of care and skill required of the Master Servicer hereunder.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not be in the form specified in this Agreement, on its face, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee will provide notice thereof to the Certificate Insurer and will, at the expense of the Seller, which expense shall be reasonable given the scope and nature of the action required, take such further action as directed by the Certificate Insurer.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

              (i) prior to the occurrence of a Servicer Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or waiver of all such Servicer Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

              (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

              (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or the Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 51% (with the consent of the Certificate Insurer, so long as no Certificate Insurer Default exists (a copy of which consent shall be delivered to the Trustee)) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

              (iv) the Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clauses (i) and (ii) of Section 8.01(a) or of a Servicer Default under Sections 8.01(v) or (vi), of an Assignment Event or of a Deposit Event unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event from the Master Servicer, the Certificate Insurer or the Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 51%.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust from funds available in the Collection Account or any other source or (B) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

         Section 9.02. Certain Matters Affecting the Trustee.
                       -------------------------------------

         (a) Except as otherwise provided in Section 9.01:

              (i) the Trustee may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) the Trustee may consult with counsel of its selection and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

              (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of a Servicer Default (which has not been cured or waived) of which a Responsible Officer at the Corporate Trust Office has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise (unless it is acting as Master Servicer) as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

              (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (v) prior to the occurrence of a Servicer Default and after the curing or waiver of all Servicer Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Certificate Insurer or Holders of Certificates evidencing Percentage Interests aggregating not less than 51% (with the consent of the Certificate Insurer, so long as no Certificate Insurer Default exists (a copy of which consent shall be delivered to the Trustee)); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. Nothing in this clause (v) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

              (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 8.02;

              (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, nominees or a custodian;

              (viii) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted herein; and

              (ix) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

         (b) It is intended that the Trust formed hereunder shall constitute, and that the affairs of the Trust shall be conducted so as to qualify the Trust as a REMIC as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) and as Tax Matters Person on behalf of the REMIC, and that in such capacities, it shall:

              (i) prepare, sign and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and any other Tax Return required to be filed by the Trust, using a calendar year as the taxable year for the Trust;

              (ii) make, or cause to be made, an election, on behalf of the Trust, to be treated as a REMIC on the federal tax return of the REMIC for their first taxable year;

              (iii) prepare and forward, or cause to be prepared and forwarded, to the Master Servicer, the Depositor, the Certificateholders and the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with the REMIC Provisions;

              (iv) to the extent that the affairs of the Trust are within its control, conduct such affairs of the Trust at all times that any Certificates are outstanding so as to maintain the status of the Trust as a REMIC under the REMIC Provisions and any other applicable federal, state and local laws, including, without limitation, information reports relating to "original issue discount," as defined in the Code, based upon a 120% Prepayment Assumption percentage and calculated by using the issue price of the Certificates;

              (v) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust;

              (vi) pay the amount of any and all federal, state and local taxes and prohibited transaction taxes as defined in Section 860F of the Code, other than any amount due as a result of a transfer or attempted or purported transfer in violation of Section 6.02, imposed on the Trust when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee shall be entitled to reimbursement in accordance with Section 9.05;

              (vii) ensure that any such returns or reports filed on behalf of the Trust by the Trustee are properly executed by the appropriate person;

              (viii) represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust, enter into settlement agreements with any government taxing agency, extend any statute of limitations relating to any item of the Trust and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust;

              (ix) as provided in Section 2.12, make available information necessary for the computation of any tax imposed (1) on transferors of residual interests to transferees that are not Permitted Transferees or (2) on pass-through entities, any interest in which is held by an entity which is not a Permitted Transferee. The Trustee covenants and agrees that it will cooperate with the Master Servicer in the foregoing matters and that it will sign, as Trustee, any and all Tax Returns required to be filed by the Trust. Notwithstanding the foregoing, at such time as the Trustee becomes the successor Master Servicer, the holder of the largest percentage of the Class R Certificates shall serve as Tax Matters Person until such time as an entity is appointed to succeed the Trustee as Master Servicer;

              (x) upon receipt of written request and reasonable compensation, make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Class R Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person that is not a Permitted Transferee;

              (xi) Following the Closing Date, and except as otherwise provided in this Agreement, the Trustee shall not knowingly accept any contribution of assets to the Trust unless it shall have been provided with an Opinion of Counsel at the expense of the party delivering such assets acceptable to it and the Certificate Insurer to the effect that the inclusion of such assets in the Trust will not cause the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances; and

              (xii) The Trustee agrees to indemnify the Trust, the Certificate Insurer and the Master Servicer for any taxes and costs, including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust, the Certificate Insurer or the Master Servicer, as a result of a negligent or willful breach of the Trustee's covenants set forth in this Section.

         Section 9.03. Trustee Not Liable for Certificates or Home Equity Loans.
                       --------------------------------------------------------
The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller and the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Home Equity Loan or related document. The Trustee shall not be accountable for the use or application by the Master Servicer or for the use or application of any funds paid to the Master Servicer in respect of the Home Equity Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Home Equity Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than the Trustee acting as Master Servicer if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); the validity of the assignment of any Home Equity Loan to the Trustee or of any intervening assignment; the completeness of any Home Equity Loan; the performance or enforcement of any Home Equity Loan (other than the Trustee acting as Master Servicer if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); the compliance by the Depositor, the Seller or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Master Servicer (other than the Trustee as Master Servicer if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02), any Master Servicer or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02), or any Master Servicer taken in the name of the Trustee; the failure of the Master Servicer or any Master Servicer to act or perform any duties required of it as a third-party independent contractor of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's duty to review the Mortgage File pursuant to Section 2.01. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer).

         Section 9.04. Trustee May Own Certificates. The Trustee in its
                       ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Certificate Insurer, the Master Servicer or the Depositor and their Affiliates.

         Section 9.05. Trustee Fees and Expenses. The Trustee Fee shall be
                       -------------------------
payable to the Trustee pursuant to Section 5.01(a)(1). Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with a Servicer Default described in Sections 8.01(a)(iii) or 8.01(a)(iv) such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally. In addition, the Master Servicer covenants and agrees to indemnify the Trustee and its officers, directors, employees and agents from, and hold it harmless against, any and all claims, demands, losses, penalties, liabilities, damages, injuries or expenses including, without limitation, reasonable attorney's fees and expenses ("Losses") arising out of the acceptance or administration of its trusts hereunder, including, without limitation, Losses resulting from any error in any tax or information return prepared from information provided by the Master Servicer. To the extent such Losses are not paid by the Master Servicer, they will be paid, to the extent funds are available therefor, pursuant to Section 5.01(a)(xii) hereunder. This Section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

         If and so long as the successor Master Servicer is the Trustee, all references in this Section 9.05 to the Master Servicer shall be deemed to refer to Bank One, Indiana, National Association or any successor Master Servicer thereto other than the Trustee.

         Section 9.06. Eligibility Requirements for Trustee. The Trustee
                       ------------------------------------
hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, have a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "Baa3" by Moody's and "BBB" by S&P, and be subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

         Section 9.07. Resignation or Removal of Trustee. The Trustee may at any
                       ---------------------------------
time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Certificate Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer, so long as such approval shall not be unreasonably withheld) by written instrument, copies of which instrument shall be delivered to the resigning Trustee and the successor Trustee; provided, however, that any such successor Trustee shall be subject to the prior written approval of the Master Servicer. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor with the consent of the Certificate Insurer (so long as no Certificate Insurer Default exists) or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor, the Master Servicer or the Certificate Insurer may remove the Trustee. If the Depositor, the Master Servicer or the Certificate Insurer removes the Trustee under the authority of the immediately preceding sentence, the Depositor or the Master Servicer shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer, so long as such approval is not unreasonably withheld) by written instrument, copies of which instrument shall be delivered to the resigning Trustee and the successor Trustee. If the Master Servicer fails to appoint a successor Trustee within 30 days after the giving of such notice of removal to the Trustee, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

         Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the Trustee may not be removed by the Depositor or the Certificateholders without the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

         Section 9.08. Successor Trustee. Any successor Trustee appointed as
                       -----------------
provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer and to its predecessor Trustee and the Certificate Insurer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Master Servicer, the Certificate Insurer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

         Upon acceptance of appointment by a successor Trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

         Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor Trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

         Section 9.09. Merger or Consolidation of Trustee. Any Person into which
                       ----------------------------------
the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of
Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 9.10. Appointment of Co-Trustee or Separate Trustee.
                       ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Master Servicer and the Certificate Insurer. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or, in the case a Servicer Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 9.08. The Master Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

              (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

              (iii) the Master Servicer and the Trustee acting jointly with the consent of the Certificate Insurer, so long as no Certificate Insurer Default exists, may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Default, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the Certificate Insurer and the Master Servicer.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         Section 9.11. Limitation of Liability. The Certificates are executed by
                       -----------------------
the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

         Section 9.12. Trustee May Enforce Claims Without Possession of
                       ------------------------------------------------
Certificates; Inspection.
------------------------

         (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders and the Certificate Insurer in respect of which such judgment has been recovered.

         (b) The Trustee shall afford the Seller, the Depositor, the Master Servicer, the Certificate Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Depositor, the Master Servicer, the Certificate Insurer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Master Servicer, the Depositor, the Certificate Insurer and such Certificateholder and shall make available to the Seller, the Master Servicer, the Depositor, the Certificate Insurer and such Certificateholder for review and copying, at such party's sole cost and expense, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor, the Master Servicer, the Certificate Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

         Section 9.13. Suits for Enforcement. In case a Servicer Default or
                       ---------------------
other default by the Master Servicer, the Certificate Insurer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Certificateholders or, if such default is not a Certificate Insurer Default, the Certificate Insurer under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Certificate Insurer and the Certificateholders.

         Section 9.14. Reports to the Commission.
                       -------------------------

         (a) The Trustee shall, on behalf of the Trust, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. Upon the request of the Trustee, each of the Seller, the Master Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as is in the possession of such Person and that the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

         (b) The Trustee shall file with the Commission a Form 15 with respect to the Trust as soon as practicable following the first date on which the conditions to filing thereof have been satisfied. Following the filing of such Form 15, the Trustee will submit a certificate addressed to an officer of the Depositor certifying that all filings under the Exchange Act have been made and shall attach a copy of acceptance slips for such filings. On the Closing Date, the Depositor shall provide the Trustee with a letter at closing, substantially in the form attached hereto as Exhibit K, instructing the Trustee, as filing agent, to comply with the reporting obligations for the Trust under the Exchange Act.

                                   ARTICLE X

                                   Termination

         Section 10.01. Termination.
                        -----------

         (a) The respective obligations and responsibilities of the Seller, the Master Servicer, the Depositor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth and all other obligations which pursuant to this Agreement survive the termination hereof) shall terminate upon notice to the Trustee by the Master Servicer of the later of (A) payment in full of all amounts owing to the Certificate Insurer, unless the Certificate Insurer shall otherwise consent and (B) the earliest of (i) the Distribution Date on which the Certificate Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Home Equity Loan in the Trust, (iii) the optional purchase by the Class R Certificateholder, the Master Servicer or the Certificate Insurer of the Home Equity Loans as described below and (iv) the Distribution Date in June 2029. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         Subject to the consent of the Certificate Insurer if and only if the termination would result in a draw on the Certificate Insurance Policy, the holder of the largest Percentage Interest of the Class R Certificates may, at its option, terminate this Agreement on any date on which the Pool Principal Balance is 5% or less of the Cut-Off Date Pool Principal Balance, by purchasing, on the next succeeding Distribution Date, all of the outstanding Home Equity Loans and REO Properties at a price equal to the sum of the outstanding Pool Principal Balance and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Collection Period preceding the final Distribution Date together with all amounts due and owing the Certificate Insurer and any amounts owed to the Master Servicer (the "Termination Price"). If the holder of the largest Percentage Interest of the Class R Certificates opts not to exercise such right, the Master Servicer may exercise such Class R Certificateholder's right to terminate the Agreement and purchase the outstanding Home Equity Loans at the Termination Price. If the Master Servicer opts not to exercise such right, the Certificate Insurer may exercise such Class R Certificateholder's right to terminate the Agreement and purchase the outstanding Home Equity Loans at the Termination Price.

         In connection with any such purchase pursuant to the preceding paragraph, the holder of the largest Percentage Interest of the Class R Certificates or, if applicable, the Master Servicer or the Certificate Insurer shall deposit in the Certificate Account all amounts then on deposit in the Collection Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

         Any such purchase shall be accomplished by deposit into the Certificate Account on the Determination Date before such Distribution Date of the Termination Price.

         (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee to the Certificate Insurer and by letter to Class A Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Class A Certificates will be made upon presentation and surrender of Class A Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Class A Certificates at the office or agency of the Trustee therein specified.

         (c) Upon presentation and surrender of the Class A Certificates, the Trustee shall cause to be distributed to the holders of Class A Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class A Certificates and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to holders of Class A Certificates pursuant to
Section 5.01 for such Distribution Date. On the final Distribution Date, the Trustee will withdraw from the Certificate Account and remit to the Certificate Insurer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay holders of Class A Certificates pursuant to Section 5.01(a) and any amounts owing to the Trustee in respect of the Trustee Fee and due and unpaid Monthly Advances and Master Servicing Fees, and (y) the unpaid amounts due and owing to the Certificate Insurer pursuant to Section 5.01(a).

         (d) In the event that all of the Class A Certificateholders shall not surrender their Class A Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Certificate Account not distributed in final distribution to Class A Certificateholders to be withdrawn therefrom and credited to the remaining Class A Certificateholders by depositing such funds in a separate escrow account for the benefit of such Class A Certificateholders and the Master Servicer (if the Master Servicer has exercised its right to purchase the Home Equity Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Class A Certificateholders to surrender their Class A Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholder for payment.

         Section 10.02. Additional Termination Requirements.
                        -----------------------------------

         (a) In the event that the holder of the largest Percentage Interest of the Class R Certificates exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or
(ii) cause the Trust to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

              (i) Within 90 days prior to the final Distribution Date, the Master Servicer shall adopt and the Trustee shall sign a plan of complete liquidation for the REMIC meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

              (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Master Servicer for cash; and

              (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited to (A) the Trustee, as holder of the Regular Interests, the unpaid principal balance thereof plus accrued interest thereon, (B) each Class of Class A Certificates the related Class Principal Balance, plus one month's interest thereon at the applicable Certificate Rate, (C) to the Certificate Insurer, all amounts owing to the Certificate Insurer under this Agreement or under the Insurance Agreement and (D) to the Class R Certificateholders, all cash on hand after such payment to the Regular Interest Class A Certificateholders (other than cash retained to meet claims) and the Trust shall terminate at such time.

         (b) By their acceptance of the Class A Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) sign such a plan of complete liquidation (and the Certificateholders hereby appoint the Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Certificate Insurer and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

                                   ARTICLE XI

                            Miscellaneous Provisions

         Section 11.01. Amendment. This Agreement may be amended from time to
                        ---------
time by the Seller, the Master Servicer, the Depositor and the Trustee, in each case without the consent of any of the Certificateholders, but only with the consent of the Certificate Insurer (a copy of which shall be delivered to the Trustee), (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Depositor, the Seller or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or the Certificate Insurance Policy which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of each Class of Class A Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee, the Seller, the Depositor nor the Master Servicer is obligated to obtain, maintain or improve any such rating) or (vi) to add or amend any provisions of this Agreement to such extent as shall be necessary to maintain the qualification of the Trust as a REMIC; provided, however, that (x) in each case such action shall not, as evidenced by an Opinion of Counsel (a copy of which shall be delivered to the Trustee) (at the expense of the party requesting the amendment), adversely affect in any material respect the interest of any Certificateholder, (y) in each case such action is necessary or desirable, as evidenced by an Opinion of Counsel (a copy of which shall be delivered to the Trustee) (at the expense of the party requesting the amendment), to maintain the qualification of the Trust as a REMIC or shall not adversely affect such qualification and (z) if the opinion called for in clause
(x) cannot be delivered with regard to an amendment pursuant to clause (vi) above, such amendment is necessary to maintain the qualification of the Trust as a REMIC; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency (a copy of which shall be delivered to the Certificate Insurer) stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Class A Certificates.

         This Agreement also may be amended from time to time by the Seller, the Depositor, the Trustee and the Master Servicer and the Master Servicer and the Certificate Insurer may from time to time consent to the amendment of the Certificate Insurance Policy, in each case with the consent of the Holders of each Class of Class A Certificates which is affected by such amendment, evidencing Percentage Interests aggregating not less than 51% in Percentage Interests of such Class or in the case of an amendment which affects all classes, evidencing Percentage Interests aggregating not less than 51% of all Classes, and in the case of an amendment to this Agreement, with the consent of the Certificate Insurer, (a copy of which shall be delivered to the Trustee) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates or distributions or payments under the Certificate Insurance Policy which are required to be made on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

         Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust as a REMIC.

         Prior to the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the fully executed original counterparts of the instruments effecting such amendment to the Certificate Insurer.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

         Section 11.02. Recordation of Agreement. This Agreement is subject to
                        ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee, but only upon written direction of Holders of Certificates evidencing Percentage Interests aggregating at least 51% or the Certificate Insurer accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders or the Certificate Insurer. The Certificateholders or the Certificate Insurer requesting such recordation shall bear all costs and expenses of such recordation. The Trustee shall have no obligation to ascertain whether such recordation so affects the interests of the Certificateholders.

         Section 11.03. Limitation on Rights of Certificateholders. The death or
                        ------------------------------------------
incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided in Sections 8.01, 9.01, 9.02 and 11.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES AND THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.05. Notices.
                        -------

         (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, 1585 Broadway, 37th Floor, New York, New York 10036, Attention:
President, (b) in the case of the Seller, 8604 Allisonville Road, Indianapolis, Indiana 46250, Attention: Chief Financial Officer, (c) in the case of the Master Servicer, 111 Monument Circle, Indianapolis, IN 46277, Attention: Chief Operating Officer, with a copy to BANK ONE CORPORATION Law Department, One First National Plaza, Chicago, Illinois 60670, Attention: Corporate Securities, (d) in the case of the Trustee, to 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Trust Department, with a copy to the Corporate Trust Office, (e) in the case of Moody's, ABS Monitoring Department, 4th Floor, 99 Church Street, New York, New York 10007, (f) in the case of S&P, Debt Rating Division, 25 Broadway, 20th Floor, New York, New York 10004, Attention:
Asset-Backed Surveillance Group, and (g) in the case of the Certificate Insurer, One State Street Plaza, New York, New York 10004, Attention: Structured Finance Department, MBS Surveillance, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

         (b) Notice to the Rating Agencies. The Trustee and the Master Servicer
             -----------------------------
shall each be obligated to use its best efforts promptly to provide notice, at the expense of the Master Servicer, to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee or Master Servicer, as the case may be, has actual knowledge:

              (i) Any material change or amendment to this Agreement;

              (ii) The occurrence of any Servicer Default that has not been cured or waived;

              (iii) The resignation or termination of the Master Servicer or the Trustee;

              (iv) The final payment to Holders of the Certificates of any Class;

              (v) Any change in the location of any Account; and

              (vi) Any event that would result in the inability of the Master Servicer to make Monthly Advances.

         (c) In addition, (i) the Trustee shall promptly furnish to each Rating Agency copies of the following:

                   (A) Each annual report to Certificateholders described in
          Section 5.02; and

                   (B) Each Monthly Report described in Section 5.02; and

              (ii) The Master Servicer shall promptly furnish to each Rating Agency copies of the following:

                   (A) Each annual statement as to compliance described in
          Section 3.10;

                   (B) Each annual independent public accountants' servicing report described in Section 3.11; and

                   (C) Each notice delivered pursuant to Section 8.01(b) which relates to the fact that the Master Servicer has not made a Monthly Advance.

         Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to the addresses specified above for each such Rating Agency.

         Section 11.06. Severability of Provisions. If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07. Assignment. Notwithstanding anything to the contrary
                        ----------
contained herein, except as provided in Sections 7.02, 7.04 and 7.05 (or 3.01), this Agreement may not be assigned by the Depositor or the Master Servicer without the prior written consent of the Certificate Insurer and Holders of the Certificates evidencing Voting Rights aggregating not less than 66-2/3%. The Master Servicer may assign the right to reimbursement for Servicing Advances and Monthly Advances without the consent of any Person but with the prior written notice to the Certificate Insurer.

         Section 11.08. Certificates Nonassessable and Fully Paid. The parties
                        -----------------------------------------
agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 6.01 and
6.02 are and shall be deemed fully paid.

         Section 11.09. Third-Party Beneficiaries. This Agreement will inure to
                        -------------------------
the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

         Section 11.10. Counterparts. This Agreement may be executed in any
                        ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.11. Effect of Headings and Table of Contents. The Article
                        ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         IN WITNESS WHEREOF, the Depositor, the Seller, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                                     MORGAN STANLEY CAPITAL I INC.,
                                        as Depositor


                                     By /s/ Sunjeev Khanna
                                        ------------------
                                         Name: Sunjeev Khanna
                                         Title:  Principal


                                     BANC ONE FINANCIAL SERVICES, INC.
                                        as Seller


                                     By  /s/ Jeffrey P. Smith
                                         --------------------
                                         Name: Jeffrey P. Smith
                                         Title: Executive Vice President


                                     BANK ONE, INDIANA, NATIONAL ASSOCIATION
                                        as Master Servicer


                                     By  /s/ Jeffrey P. Smith
                                         --------------------
                                         Name: Jeffrey P. Smith
                                         Title: Vice President


                                     NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION,
                                       as Trustee


                                     By  /s/ Amy Wahl
                                         ------------
                                         Name: Amy Wahl
                                         Title: Assistant Vice President

State of New York          )
                           ) ss.:
County of New York         )


         On the 17th day of June, 1999 before me, a notary public in and for the State of New York, personally appeared Sunjeev Khanna, known to me to be a Principal of MORGAN STANLEY CAPITAL I INC., a Delaware corporation, one of the parties that executed the foregoing instrument; and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the foregoing instrument.

                                        /s/ James M. Wulffleff
                                        ---------------------------------------
                                                    Notary Public

[Notarial Seal]

State of New York          )
                           ) ss.:
County of New York         )


         On the 17th day of June, 1999 before me, a notary public in and for the State of New York, personally appeared Jeffrey P. Smith, known to me to be an Executive Vice President of BANC ONE FINANCIAL SERVICES, INC., an Indiana corporation, one of the parties that executed the foregoing instrument; and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the foregoing instrument.

                                        /s/ James M. Wulffleff
                                        ---------------------------------------
                                                    Notary Public

[Notarial Seal]

State of New York          )
                           ) ss.:
County of New York         )


         On the 17th day of June, 1999 before me, a notary public in and for the State of New York, personally appeared Jeffrey P. Smith, known to me to be a Vice President of BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association, one of the parties that executed the foregoing instrument; and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the foregoing instrument.

                                        /s/ James M. Wulffleff
                                        ---------------------------------------
                                                    Notary Public

[Notarial Seal]

State of New York          )
                           ) ss.:
County of New York         )


         On the 17th day of June, 1999 before me, a notary public in and for the State of New York, personally appeared Amy Wahl, known to me to be an Assistant Vice President of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, one of the parties that executed the foregoing instrument; and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the foregoing instrument.

                                        /s/ James M. Wulffleff
                                        ---------------------------------------
                                                    Notary Public

[Notarial Seal]

                                                                      EXHIBIT A


                           FORM OF CLASS A CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                    :       R-A-___

Cut-Off Date                       :       June 1, 1999

First Distribution Date            :       July 26, 1999

Class Principal
Balance of this Certificate
("Denomination")                   :       $_________

Class Principal
Balance                            :       $_________

Certificate Rate:                  :       ____%

CUSIP                              :       _____________

Class                              :       A-____

            Banc One Financial Services Home Equity Loan Trust 1999-2 Home Equity Loan Asset-Backed Certificates, Series 1999-2
                                   Class A-___

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate home equity loans (the "Home Equity Loans")

                   MORGAN STANLEY CAPITAL I INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Class Principal Balance of this Class A-___ Certificate at any time may be less than the Class Principal Balance set forth on the face hereof, as described herein. This Class A-___ Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Class A-___ Certificate nor the Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Class A-___ Certificate (obtained by dividing the Denomination of this Class A-___ Certificate by the Class Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Home Equity Loans deposited by Morgan Stanley Capital I Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the "Agreement") among the Depositor, Banc One Financial Services, Inc., as Seller (the "Seller"), Bank One, Indiana, National Association, as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-___ Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-___ Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Class A-___ Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A-___ Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  June 17, 1999

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                      as Trustee


                                   By: ________________________________________
                                       Name:
                                       Title:

This is one of the Class A-___ Certificates referenced in the within-mentioned Agreement


By: _____________________________________________
       Authorized Officer of Norwest Bank
       Minnesota, National Association, as
       Trustee

                      [Reverse of Class A-___ Certificate]

            Banc One Financial Services Home Equity Loan Trust 1999-2
                   Home Equity Loan Asset-Backed Certificates,
                                  Series 1999-2

         This Certificate is one of a duly authorized issue of Certificates designated as Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate will have the benefit of an irrevocable and unconditional certificate guaranty insurance policy issued by Ambac Assurance Corporation (the "Certificate Insurer").

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

         The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided below respecting the final distribution) by wire transfer to an account with a banking or financial institution in the United States or check or money order mailed to such Certificateholder at the address appearing in the Certificate Register. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         Subject to provisions in the Agreement concerning adopting a plan of complete liquidation and to the consent of the Certificate Insurer if the termination would result in any draw under the Policy, the Holder of the Class R Certificate (other than the Tax Matters Person Residual Interest) may, at its option, terminate the Agreement on any date on which the aggregate Principal Balance of the Home Equity Loans is 5% or less of the Cut-Off Date Pool Principal Balance by purchasing, on the next succeeding Distribution Date, all of the outstanding Home Equity Loans at a price equal to the outstanding aggregate Principal Balance of the Home Equity Loans (subject to reduction as provided in the Agreement if the purchase price is based in part on the appraised value of any REO Property included in the Trust and such appraised value is less than the Principal Balance of the related Home Equity Loan) and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Collection Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer and any amounts owed to the Master Servicer.

         The obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee by the Master Servicer of the later of (A) payment in full of all amounts owing to the Certificate Insurer, unless the Certificate Insurer shall otherwise consent and (B) the earliest of (i) the Distribution Date on which the Certificate Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Home Equity Loan in the Trust, (iii) the optional purchase by the Class R Certificateholder, the Master Servicer or the Certificate Insurer of the Home Equity Loans as described above and (iv) the Distribution Date in July 2026. Notwithstanding the foregoing, in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date of the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________

________________________________________________________________________________

Dated: ______________________


                                   _____________________________________________
                                   Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ____________________________________________________________,
account number _____________, or, if mailed by check, to________________________
________________________________________________________________________________
Applicable statements should be mailed to_______________________________________
_______________________________________________________________________________.

         This information is provided by_______________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                                                      EXHIBIT B


                           FORM OF CLASS R CERTIFICATE


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF CERTAIN DUTIES SPECIFIED IN THE AGREEMENT.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS SUCH TRANSFER IS MADE IN COMPLIANCE WITH THE PROVISIONS OF THIS CERTIFICATE AND
SECTION 6.02(d) OF THE AGREEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE NOT IN COMPLIANCE WITH SUCH PROVISIONS SHALL BE VOID AND OF NO EFFECT.

Certificate No.:                            _______

Percentage Interest
evidenced by this
Certificate                        :        [0.000001%][99.999999%]


            Banc One Financial Services Home Equity Loan Trust 1999-2 Home Equity Loan Asset-Backed Certificates, Series 1999-2
                                     Class R

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of pool of closed-end fixed rate home equity loans (the "Home Equity Loans")

                   Morgan Stanley Capital I Inc., as Depositor

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [Finance One Corporation] [Norwest Bank Minnesota, National Association] is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Home Equity Loans deposited by Morgan Stanley Capital I Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement") among the Depositor, Banc One Financial Services, Inc., as Seller (the "Seller"), Bank One, Indiana, National Association, as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No distributions are expected to be made on this Certificate. This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

         No transfer, sale, pledge or other disposition of this Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached to the Agreement as Exhibit
H) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferee to execute a certificate (in substantially the form attached to the Agreement as Exhibit E) and the transferee to execute an investment letter (in substantially the form attached to the Agreement as Exhibit H) acceptable to and in form reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of this Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws

         No transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form satisfactory to the Trustee and the Depositor (such requirement is satisfied by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit E to the Agreement, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) in the case of this Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel in form satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of this Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Agreement or to any liability.

         For purposes of clause (i) of the preceding paragraph, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of this Certificate, unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein or in the Agreement, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel in form satisfactory to the Trustee as described above shall be void and of no effect; provided, however, that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee an Opinion of Counsel in form satisfactory to the Trustee to the effect that the purchase or holding of this Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Agreement.

         The Trustee shall be under no liability to any Person for any registration of transfer of this Certificate that is in fact not permitted by
Section 6.02(d) of the Agreement or for making any payments due on this Certificate to the Holder hereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements. The Trustee shall be entitled, but not obligated, to recover from any Holder of this Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on this Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of this Certificate that is not such a plan or Person acting on behalf of a plan.

         Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in this Certificate are expressly subject to the following provisions:

              (i) Each Person holding or acquiring any Ownership Interest in this Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

              (ii) No Person shall acquire an Ownership Interest in this Certificate unless such Ownership Interest is a pro rata undivided interest.

         In connection with any proposed transfer of any Ownership Interest in this Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form satisfactory to it, of each of the following:

                   A. an affidavit in the form of Exhibit I to the Agreement from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in this Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                   B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to this Certificate.

         Any attempted or purported transfer of any Ownership Interest in this Certificate in violation of the foregoing provisions shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the foregoing provisions, become a Holder of this Certificate, then the prior Holder of this Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of this Certificate was not in fact permitted by the Agreement, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of this Certificate.

         The Trustee shall be under no liability to any Person for any registration of transfer of this Certificate that is in fact not permitted by the Agreement or for making any distributions due on this Certificate to the Holder hereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the Trustee received the documents specified in clauses A. and B. above and in Section 6.02(d)(iii) of the Agreement. The Trustee shall be entitled to recover from any Holder of this Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on this Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of this Certificate that is a Permitted Transferee.

         If any Person other than a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of the above restrictions, then the Trustee shall have the right but not the obligation, without notice to the Holder of this Certificate or any other Person having an Ownership Interest herein, to notify the Depositor to arrange for the sale of this Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of this Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of this Certificate may be liable for any amount due under Section 6.02(d) of the Agreement or any other provisions thereof, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale hereunder and under Section 6.02(d)(v) of the Agreement shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in this Certificate as a result of its exercise of such discretion.

         If any Person other than a Permitted Transferee acquires any Ownership Interest in a this Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

         The foregoing provisions shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in Section
6.02 of the Agreement will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

                                   *    *    *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  June 17, 1999

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                       as Trustee


                                   By: _________________________________________
                                       Name:
                                       Title:

This is one of the Class R Certificates
referenced in the within-mentioned Agreement


By: __________________________________________
      Authorized Officer of Norwest Bank
      Minnesota, National Association, as
      Trustee

                        [Reverse of Class R Certificate]

            Banc One Financial Services Home Equity Loan Trust 1999-2
                   Home Equity Loan Asset-Backed Certificates,
                                  Series 1999-2

         This Certificate is one of a duly authorized issue of Certificates designated as Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

         The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided below respecting the final distribution) by wire transfer to an account with a banking or financial institution in the United States or check or money order mailed to such Certificateholder at the address appearing in the Certificate Register. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         Subject to provisions in the Agreement concerning adopting a plan of complete liquidation and to the consent of the Certificate Insurer if the termination would result in any draw under the Policy, the holder of the Class R Certificate (other than the Tax Matters Person Residual Interest) may, at its option, terminate the Agreement on any date on which the aggregate Principal Balance of the Home Equity Loans is 5% or less of the Cut-Off Date Pool Principal Balance by purchasing, on the next succeeding Distribution Date, all of the outstanding Home Equity Loans at a price equal to the outstanding aggregate Principal Balance of the Home Equity Loans (subject to reduction as provided in the Agreement if the purchase price is based in part on the appraised value of any REO Property included in the Trust and such appraised value is less than the Principal Balance of the related Home Equity Loan) and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Collection Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer and any amounts owed to the Master Servicer.

         The obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee by the Master Servicer of the later of (A) payment in full of all amounts owing to the Certificate Insurer, unless the Certificate Insurer shall otherwise consent and (B) the earliest of (i) the Distribution Date on which the Certificate Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Home Equity Loan in the Trust, (iii) the optional purchase by the Class R Certificateholder, the Master Servicer or the Certificate Insurer of the Home Equity Loans as described above and (iv) the Distribution Date in July 2026. Notwithstanding the foregoing, in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date of the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________
_______________________________________________________________________________.


Dated: _____________________

                                   _____________________________________________
                                   Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ____________________________________________________________,
account number _______________, or, if mailed by check, to______________________
________________________________________________________________________________
Applicable statements should be mailed to ______________________________________
_______________________________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                                                      EXHIBIT C

                            HOME EQUITY LOAN SCHEDULE

                                                                      EXHIBIT D

                    MONTHLY INFORMATION DELIVERED TO TRUSTEE

                                                                      EXHIBIT E

                           ERISA REPRESENTATION LETTER


Norwest Bank Minnesota, National Association
Sixth and Marquette Street
Minneapolis, Minnesota 55479

         Re:  Banc One Financial Services Home Equity Loan Trust 1999-2
              Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R
              ------------------------------------------------------------------

Ladies and Gentlemen:

         Reference is made to the pooling and servicing agreement, dated as of June 1, 1999 (the "Pooling and Servicing Agreement") by and among Morgan Stanley Capital I Inc., as Depositor (the "Depositor"), Banc One Financial Services, Inc., as Seller (the "Seller"), Bank One, Indiana, National Association, as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), pursuant to which the Banc One Home Equity Loan Trust 1999-2, Home Equity Loan Asset Backed Certificates, Series 1999-2, Class R (the "Class R Certificates") were issued. Capitalized terms used herein but not defined shall have the meanings given them in the Pooling and Servicing Agreement.

         The undersigned acknowledges that the Class R Certificates may not be transferred except in accordance with the transfer provisions of the Pooling and Servicing Agreement.

         Pursuant to Section 6.02 of the Pooling and Servicing Agreement, the undersigned hereby represents and warrants:

         [ ] that it is not an employee benefit plan or arrangement subject to
         Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect the transfer of the Class R Certificates.

         [ ] that it is an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets; however, the undersigned has provided an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of the Class R Certificates by the undersigned will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.


                                   _____________________________________________


                                   By: _________________________________________
                                       Name:
                                       Title:

                                                                      EXHIBIT F

                            LETTER OF REPRESENTATIONS

                                                                      EXHIBIT G

                           FORM OF REQUEST FOR RELEASE


                                     [DATE]

Norwest Bank Minnesota, National Association
1015 10th Ave. S.E.
Minneapolis, Minnesota 55414-0031
Atten:  Inventory Control


         Re: Banc One Financial Services Home Equity Loan Trust 1999-2 Home Equity Loan Asset-Backed Certificates, Series 1999-2
              ---------------------------------------------------------


Ladies and Gentlemen:

         In connection with the administration of the Home Equity Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1999, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Banc One Financial Services, Inc., as seller (the "Seller"), Bank One, Indiana, National Association, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") (the "Agreement"), we hereby request a release of the Mortgage File held by you as Trustee with respect to the following described Home Equity Loan for the reason indicated below.

Loan No.:              _____
-------

Mortgagor Name         _____
Address & Zip Code.:   _____
------------------     _____


Reason for requesting file:

_____ 1. Home Equity Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Home Equity Loan which are required to be deposited in the Collection Account pursuant to Section
                  3.02 of the Agreement have been so deposited).

_____             2.  The Home Equity Loan is being foreclosed.

_____ 3. Retransfer of Home Equity Loan. (The Master Servicer hereby certifies that the Substitution Adjustment has been deposited in the Collection Account pursuant to the Agreement).

_____ 4. The Home Equity Loan is being re-financed by another depository institution. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Home Equity Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited).

_____             5.       Other (Describe).

Address to which Trustee
Should Deliver the Trustee's
Mortgage File:                     _____________________________________________
                                   _____________________________________________
                                   _____________________________________________

                                   By:__________________________________________
                                                  (authorized signer)
                                   Issuer:______________________________________
                                   Address:_____________________________________
                                           _____________________________________
                                   Date:________________________________________
Trustee
-------

Norwest Bank Minnesota, N.A.

Please acknowledge the execution of the above request by your signature and date below:

_____________________________________                     ______________________
Signature                                                 Date

Documents returned to Trustee:


         The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Agreement and will promptly be returned to the Trustee when the need therefor by the Master Servicer no longer exists unless the Home Equity Loan has been liquidated.

         Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                   BANK ONE, INDIANA, NATIONAL ASSOCIATION,
                                       as Master Servicer


                                   By: _________________________________________
                                       Name:
                                                  Servicing Officer

                                                                      EXHIBIT H

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                     [DATE]


Morgan Stanley Capital I Inc.
1585 Broadway, 37th Floor
New York, New York 10036

Norwest Bank Minnesota, National Association
Sixth and Marquette Street
Minneapolis, Minnesota 55479

         Re:  Banc One Financial Services Home Equity Loan Trust 1999-2
              Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R
              ------------------------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling Agreement.

                                   Very truly yours,

                                   [NAME OF TRANSFEREE]


                                   By: _________________________________________
                                                  Authorized Officer

                            FORM OF RULE 144A LETTER


                                     [DATE]


Morgan Stanley Capital I Inc.
1585 Broadway, 37th Floor
New York, New York 10036

Norwest Bank Minnesota, National Association
Sixth and Marquette Street
Minneapolis, Minnesota 55479

         Re:  Banc One Financial Services Home Equity Loan Trust 1999-2
              Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R
              ------------------------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                           ANNEX 1 TO EXHIBIT H


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Buyer is a corporation (other than a
                      ----------------
                  bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking
                      ----
                  institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan
                      ----------------
                  association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.


_________________________
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                  ___ Broker-dealer.  The Buyer is a dealer registered pursuant
                      -------------
                  to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company whose
                      -----------------
                  primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan.  The Buyer is a plan established and
                      -------------------
                  maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within
                      ----------
                  the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor.  The Buyer is an investment advisor
                      ------------------
                  registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company.  Buyer is a small
                      ---------------------------------
                  business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___ Business Development Company.  Buyer is a business
                      ----------------------------
                  development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                   _____________________________________________
                                   Print Name of Buyer


                                   By: _________________________________________
                                       Name:
                                       Title:

                                   Date: _______________________________________

                                                           ANNEX 2 TO EXHIBIT H

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]


         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

               ___ The Buyer owned $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and under-stands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                   _____________________________________________
                                   Print Name of Buyer or Adviser


                                   By: _________________________________________
                                       Name:
                                       Title:

                                   IF AN ADVISER:


                                   _____________________________________________
                                   Print Name of Buyer


                                   Date: _______________________________________

                                                                      EXHIBIT I

       AFFIDAVIT OF TRANSFER OF RESIDUAL CERTIFICATES PURSUANT TO SECTION
          6.02(d) OF THE AGREEMENT AND PURSUANT TO SECTION 860E(e)(4)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

            Banc One Financial Services Home Equity Loan Trust 1999-2
                   Home Equity Loan Asset-Backed Certificates,
                                  Series 1999-2



STATE OF               )
                       ) ss.:
COUNTY OF              )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of ____________________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling Agreement, (the "Agreement"), relating to the above-referenced Series, among Morgan Stanley Capital I Inc., as Depositor (the "Depositor"), Banc One Financial Services, Inc., as Seller (the "Seller"), Bank One, Indiana, National Association, as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 6.02(d) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

         8. The Transferee's taxpayer identification number is ___________.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                   *    *    *

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ________ day of _______________, ____.

                                   [NAME OF TRANSFEREE]



                                   By: _________________________________________
                                       Name:
                                       Title:

[Corporate Seal]

ATTEST:


___________________________________
[Assistant] Secretary


         Personally appeared before me the above-named __________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ______ day of ______________, ____.


                                   _____________________________________________
                                        NOTARY PUBLIC

                                   My Commission expires the ______ day of
                                   ________________, _____.

                                                         EXHIBIT 1 to EXHIBIT I


                               Certain Definitions
                               -------------------

         "Ownership Interest": As to any Certificate or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial as owner or pledge.

         "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and
(vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         "Person": Any individual, corporation, partnership, joint venture, bank, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                                         EXHIBIT 2 to EXHIBIT I


                        Section 6.02(d) of the Agreement
                        --------------------------------

         (d) Except with respect to the initial transfer of the Class R Certificates by the Depositor to or upon the order of the Seller, no transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit H) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit E) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit H) acceptable to and in form reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Class R Certificate or of any Class A Certificate in a Class of Class A Certificates with respect to which a Widely-Held Certification was not delivered on the Closing Date (each, an "ERISA-Restricted Certificate") shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form satisfactory to the Trustee and the Depositor, (such requirement is satisfied by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit E hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel in form satisfactory to the Trustee which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates) unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel in form satisfactory to the Trustee as described above shall be void and of no effect; provided, however, that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee an Opinion of Counsel in form satisfactory to the Trustee to the effect that the purchase or holding of an ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement. The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

         Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

         (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

         (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form satisfactory to it, of each of the following:

                        A. an affidavit in the form of Exhibit I hereto from
                  the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                        B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

         (iv) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

         (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

         (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

         The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC. The Trustee shall be the initial holder of the Tax Matter Person Residual Interest.

                                                                      EXHIBIT J


                           LIST OF SERVICING OFFICERS

                                                                      EXHIBIT K

            FORM OF LETTER REGARDING REPORTING OBLIGATIONS UNDER THE
                        SECURITIES EXCHANGE ACT OF 1934


                                                       June 17, 1999


Banc One Financial Services, Inc.
8604 Allisonville Road
Indianapolis, IN 46250

         Re: Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset Backed Certificates, Series 1999-2
              ----------------------------------------------------------

Ladies and Gentlemen:

         Pursuant to and in reference to Section 9.14 of the Pooling and Servicing Agreement dated as of June 1, 1999 relating to the above referenced Certificates, please note the following:

     (a) CIK Number for Banc One Financial Services Home Equity Loan Trust 1999-2 (the "Trust"): [_________].

     (b)   CCC Number for the Trust: [_________].

         In order to comply with the reporting obligations for the Trust under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Master Servicer must file within 15 days following each Distribution Date a copy of the report distributed by the Master Servicer to the Certificateholders in a current report on Form 8-K. Such reports provide all current information ordinarily of interest to the Certificateholders. The Master Servicer must also report on a current report on Form 8-K any significant occurrences during the reporting period that would be reportable under Item 1, Item 2, Item 4 and Item
5. In addition, the Master Servicer should cause the filing of an annual report on Form 10-K within 90 days following the end of the Trust's fiscal year containing the following information:

         Part I, Item 3.     A description of any material pending litigation;

         Part I, Item 4.     A description of any submission matters to vote of
                             Certificateholders;

         Part II, Item 5.    A statement of the number of Certificateholders and
                             the principal market, if any, in which the Certificates trade;

         Part II, Item 9.    A statement as to any changes in or disagreements
                             with the independent public accounts for the Trust;

         Part IV, Item 14.   A copy of the annual certificate of compliance by
                             an officer of the Master Servicer, and any Subservicer and the audit of the servicing by the independent accounting firm.

         No later than January 30 following the end of the fiscal year of the Trust during which there were 300 or fewer Certificate Owners, the Master Servicer should file a Form 15 in accordance with Section 9.14 of the Pooling and Servicing Agreement, deregistering the Trust and terminating the reporting obligations under the Exchange Act. All filings must be made through the EDGAR System and all acceptance slips from the filings should be saved as they will be needed for the annual certificate.

                                   MORGAN STANLEY CAPITAL I INC.



                                   By: _________________________________________
                                       Name:
                                       Title:

                                                                    EXHIBIT M-1

          FORM OF TRUSTEE'S INITIAL CERTIFICATION AS TO MORTGAGE NOTES


                                  June 17, 1999


Morgan Stanley Capital I Inc.
1585 Broadway, 37th Floor
New York, New York 10036

Banc One Financial Services, Inc.
8604 Allisonville Road
Indianapolis, Indiana  46250

Bank One, Indiana, National Association
111 Monument Circle
Indianapolis, Indiana  46277

Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004

         Re: Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset Backed Certificates, Series 1999-2
              ----------------------------------------------------------


Ladies and Gentlemen:

         Pursuant to Section 2.01 of the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Pooling Agreement"), among Morgan Stanley Capital I Inc., as Depositor, Bank One, Indiana, National Association, as Master Servicer, Banc One Financial Services, Inc., as Seller, and Norwest Bank Minnesota, National Association, as Trustee, we certify that, as to each Home Equity Loan listed in the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in the exception report annexed hereto as Annex I), (i) the original Mortgage Note (or a Lost Note Affidavit with a copy of the related Mortgage Note) included in each Mortgage File required to be delivered to us pursuant to the Pooling Agreement is in our possession and (ii) such Mortgage Note has been reviewed by us and appears regular on its face and relates to such Home Equity Loan.

         Attached is the Trustee's exceptions in accordance with Section 2.02 of the Pooling Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Pooling Agreement.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Home Equity Loans identified on the Home Equity Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Equity Loan.

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                       as Trustee



                                   By: _________________________________________
                                       Name:
                                       Title:

                                                         ANNEX I TO EXHIBIT M-1

                              TRUSTEE'S EXCEPTIONS

                                                                    EXHIBIT M-2

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION


                                     [DATE]

Morgan Stanley Capital I Inc.
1585 Broadway, 37th Floor
New York, New York 10036

Banc One Financial Services, Inc.
8604 Allisonville Road
Indianapolis, Indiana  46250

Bank One, Indiana, National Association
111 Monument Circle
Indianapolis, Indiana  46277

Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004

         Re: Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset Backed Certificates, Series 1999-2
              ----------------------------------------------------------

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling Agreement"), among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Banc One Financial Services, Inc., as seller (the "Seller"), Bank One, Indiana, National Association, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee, the undersigned, as Trustee, hereby certifies that:

[we have reviewed each Mortgage and Assignment of Mortgage delivered to us, and with respect to each Home Equity Loan listed on the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in Annex I hereto):]

[in connection with the occurrence of an Assignment Event, we have reviewed the Mortgage Files, and with respect to each Home Equity Loan listed on the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in Annex I hereto):]

         1. all documents constituting part of such Mortgage File required to be delivered to it pursuant to Section 2.01 of the Pooling Agreement are in our possession;

         2. such documents have been reviewed by us, appear to be what they purport to be and relate to such Home Equity Loan; and

         3. based on our examination and only as to the foregoing, the information set forth in the Home Equity Loan Schedule which corresponds to items (ii), (iii), (iv), (v), (vi), (vii) and (viii) of the definition of "Home Equity Loan Schedule" in the Pooling Agreement accurately reflects information set forth in the Mortgage File.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Home Equity Loans identified on the Home Equity Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Equity Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                        as Trustee



                                   By: _________________________________________
                                       Name:
                                       Title:

                                                         ANNEX I TO EXHIBIT M-2

                              TRUSTEE'S EXCEPTIONS

                                                                    EXHIBIT M-3

            FORM OF TRUSTEE'S FINAL CERTIFICATION AS TO MORTGAGE FILE


                                     [DATE]

Morgan Stanley Capital I Inc.
1585 Broadway, 37th Floor
New York, New York 10036

Banc One Financial Services, Inc.
8604 Allisonville Road
Indianapolis, Indiana  46250

Bank One, Indiana, National Association
111 Monument Circle
Indianapolis, Indiana  46277

Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004

         Re: Banc One Financial Services Home Equity Loan Trust 1999-2, Home Equity Loan Asset Backed Certificates, Series 1999-2
              ----------------------------------------------------------


Ladies and Gentlemen:

         In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling Agreement"), among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Banc One Financial Services, Inc., as seller (the "Seller"), Bank One, Indiana, National Association, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee, the undersigned, as Trustee, hereby certifies that it has reviewed each Mortgage File delivered to it and that with respect to each Home Equity Loan listed on the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in Annex I hereto), and as to any document noted in an exception included in the Trustee's initial certification:

     1. all documents constituting part of such Mortgage File required to be delivered to it pursuant to Section 2.01 of the Pooling Agreement are in its possession;

     2. such documents have been reviewed by us, appear to be what they purport to be and relate to such Home Equity Loan; and

     3. based on our examination and only as to the foregoing, the information set forth in the Home Equity Loan Schedule which corresponds to items (ii),
(iii), (iv), (v), (vi), (vii) and (viii) of the definition of "Home Equity Loan Schedule" in the Pooling Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Home Equity Loans identified on the Home Equity Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Equity Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                        as Trustee



                                   By: _________________________________________
                                       Name:
                                       Title:

                                                         ANNEX I TO EXHIBIT M-3

                              TRUSTEE'S EXCEPTIONS